Saturna Investment Trust
Saturna Sustainable Equity Fund

1300 North State Street
Bellingham, Washington 98225
January 29, 2026
Dear Fellow Shareowner:
I am writing to inform you about a transaction that will affect your investment in the Saturna Sustainable Equity Fund, a series of Saturna Investment Trust (the “Trust”).
The Trust’s Board of Trustees has approved the reorganization (the “Reorganization”) of the Saturna Sustainable Equity Fund (the “Target Fund”) into the Saturna International Fund (the “Acquiring Fund”), as further described below. The Target Fund and Acquiring Fund are each a series of the Trust and referred to herein as a “Fund” and together as the “Funds.”
The Reorganization will take effect following the close of business on or about March 20, 2026. No shareowner vote is required for the Reorganization by the Trust’s governing documents, the federal securities laws or the regulations thereunder. You do not need to take any action regarding your account. We are not asking you for a proxy or written consent, and you are requested not to send us a proxy or written consent.
The Reorganization is expected to take effect on or about March 20, 2026. At the time of the Reorganization, shareowners of the Target Fund automatically will become shareowners of Z Class shares of the Acquiring Fund, by receiving shares with the same aggregate value of the Acquiring Fund as the shareowner’s investment in the Target Fund as set forth below:
Target Fund	Acquiring Fund
Saturna Sustainable Equity Fund	Saturna International Fund Z Class shares
The Reorganization is intended to:
•	combine Funds with the same investment adviser and similar investment process and with an overlap in portfolio holdings, providing greater opportunity to accelerate growth as a singular offering;
•	reduce overlap in the product lineup; and
•	create scale in the resulting combined Fund.
Saturna Capital Corporation, the investment adviser of the Funds, proposed reorganizing the Target Fund into the Acquiring Fund because the Reorganization will consolidate funds of the Trust that are similar investment products and could increase the Trust’s operational efficiency. The Funds have substantially the same investment objectives, a policy of investing 80% of their assets in equity securities, and substantially similar principal investment strategies and principal risks.
The Board of Trustees has determined that the Reorganization is in the best interests of the Target Fund and would benefit the Target Fund and its shareowners for several reasons, including:
i

1.
The Reorganization combines Funds that invest in the same broad asset class with a similar investment process, the same investment adviser and significant overlap in portfolio holdings, providing greater opportunity to accelerate growth as a singular offering. The Reorganization will allow shareowners of the Target Fund to continue to pursue their investment objective through the Acquiring Fund, which pursues an investment objective that is materially the same as the Target Fund, has a policy to invest 80% of its net assets in equity securities, and has identical fundamental investment restrictions;

2.	Following the Reorganization, Saturna Capital Corporation will continue to serve as the investment adviser and administrator to the Acquiring Fund;
3.
The Acquiring Fund pays a lower advisory and administrative fee rate to Saturna Capital Corporation than the Target Fund. The advisory and administrative fee for the Acquiring Fund is equal to an annual rate of 0.50% of its average daily net assets, whereas the advisory and administrative fee for the Target Fund is equal to an annual rate of 0.65% of its average daily net assets.

In addition, Saturna Capital Corporation has agreed to identical expense caps for each Fund. The Z Class of the Acquiring Fund and the Target Fund each is subject to a contractual expense cap of 0.75%, and the expense limitation arrangement for the Z Class of the Acquiring Fund extends through March 30, 2027. Following the Reorganization, it is expected that the total annual fund operating expense ratio after fee waivers and/or expense reimbursements (“Net Expense Ratio”) of the Z Class of the Acquiring Fund will be the same as the Net Expense Ratio of the Target Fund through March 30, 2027. The Net Expense Ratio for the Z Class of the Acquiring Fund is after the fee waiver and/or expense reimbursement, which may be terminated on March 30, 2027, at which point the fees may be higher than the fees listed.
4.
After the Reorganization, in light of the increased asset size of the Acquiring Fund, there is the potential for a reduction in operating expenses of the Acquiring Fund over time due to economies of scale.

The Reorganization is designed to qualify as a tax-free reorganization, so shareowners of the Funds will not realize a gain or loss for federal income tax purposes as a direct result of the Reorganization. No sales loads, commissions or other transactional fees will be imposed on Target Fund shareowners in connection with the exchange of their shares.
The attached Combined Information Statement and Prospectus contains further information regarding the Reorganization and the Acquiring Fund. Please read it carefully. If you have any questions regarding the Reorganization, please call Saturna Investment Trust toll-free at 1-800-728-8762.
By order of the Board of Trustees of Saturna Investment Trust,

/s/ Elliot S. Cohen

Elliot S. Cohen
Secretary
Saturna Investment Trust

Important Notice Regarding the Availability of Information Statement: The Combined Information Statement and Prospectus is available on the internet at https://www.saturna.com/sit/proxy-2026.
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This is a brief overview of the reorganization of the Saturna Sustainable Equity Fund into the Saturna International Fund. We encourage you to read the full text of the enclosed Combined Information Statement and Prospectus for more information.
Questions and Answers
Q1. What is happening? Why did I receive this document?
A. Based on the recommendation of Saturna Capital Corporation (“Adviser”), the Board of Trustees (“Board”) of Saturna Investment Trust (“Trust”) has approved a Plan of Reorganization and Termination (the “Reorganization Plan”), which provides for the reorganization (the “Reorganization”) of the Saturna Sustainable Equity Fund (the “Target Fund”) into the Saturna International Fund (the “Acquiring Fund”). The Target Fund and Acquiring Fund are each a series of the Trust and each referred to herein as a “Fund” and together as the “Funds.”
You are receiving this document because, as of January 9, 2026, you were a shareowner of the Target Fund. Pursuant to the Reorganization Plan, upon the closing of the Reorganization, your shares of the Target Fund will automatically convert to Z Class shares of the Acquiring Fund with an aggregate value equal to the aggregate value of your Target Fund shares as of the close of business on the day the Reorganization is closed, which is scheduled on or about March 20, 2026 (“Closing Date”). No shareowner vote is required for the Reorganization. You do not need to take any action regarding your account. We are not asking you for a proxy or written consent, and you are requested not to send us a proxy or written consent.
The Reorganization is expected to close on or about the Closing Date, or such other date as the Board may determine.
The accompanying document is an Information Statement for the Target Fund and Prospectus for the Acquiring Fund (“Information Statement”). This Information Statement contains information the shareowners of the Target Fund should know prior to the Reorganization. You should retain this document for future reference.
Q2. What is the purpose of the Reorganization?
A. The Adviser has proposed reorganizing the Target Fund into the Acquiring Fund because the Reorganization will consolidate funds of the Trust that are similar investment products and could increase the Trust’s operational efficiency. The Reorganization is designed to allow the Adviser to put forth its most compelling investment processes and strategies. The Adviser has conducted a comprehensive review of its product line to sharpen its offerings to investors, with key goals of reducing product overlap, reducing advisory fees and/or expenses, and enhancing efficiency across the product line. The Reorganization is intended to create a larger combined Fund with a broader shareowner base and a larger asset base against which fixed dollar costs may be allocated and potentially create economies of scale to benefit shareowners. The Reorganization combines Funds that invest in the same broad asset class with a similar investment process, the same investment adviser and significant overlap in portfolio holdings, providing greater opportunity to accelerate growth as a singular offering.
Shareowners should know that there are differences in how the Acquiring Fund achieves its objective relative to the Target Fund. There are also differences in the investment strategies and risks of the Acquiring Fund and the Target Fund, which are summarized in Question 6 below and further described in the section titled “Investment Objectives, Policies, Strategies and Risks of the Funds” in the Proposal included in the Information Statement.
Q3. How will the Reorganization work?
A. The Reorganization is expected to take effect after the close of business on or about March 20, 2026. At that time, the Target Fund will transfer all of its assets to the Acquiring Fund in exchange solely for Z Class shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the Target Fund’s net assets, and the Acquiring Fund’s assumption of all of the Target Fund’s liabilities. The Z Class shares of the Acquiring Fund received by the Target Fund will be distributed pro rata to the Target Fund’s shareowners and the Target Fund will be terminated. After the close of business on the Closing Date, shareowners of the Target Fund will receive Z Class shares with the same aggregate value of the Acquiring Fund that they hold in the Target Fund immediately prior to the Reorganization as set forth below:
i

Target Fund	Acquiring Fund
Saturna Sustainable Equity Fund	Saturna International Fund Z Class shares

Please refer to the Information Statement for a detailed explanation of the Reorganization Plan.
Q4. How will this affect me as a Target Fund shareowner?
A. Shareowners of the Target Fund will become shareowners of Z Class shares of the Acquiring Fund. The Z Class shares of the Acquiring Fund that you receive will have an aggregate value equal to the aggregate value of the shares you hold in the Target Fund as of the Closing Date. The Target Fund’s procedures for purchasing, redeeming and exchanging shares, valuation procedures and tax information are identical to those of the Acquiring Fund.
Shareowners should know that there are differences in the investment strategies and risks of the Acquiring Fund and the Target Fund, which are summarized in Question 6 below and further described in the section titled “Investment Objectives, Policies, Strategies and Risks of the Funds” in the Proposal included in the Information Statement.
Q5. After the Reorganization, will I own the same number of shares?
A. The Reorganization will not affect the value of your investment at the time of the Reorganization. The Acquiring Fund shares that you receive will have an aggregate value equal to the aggregate value of the Target Fund shares you held as of the Closing Date. It is likely, however, that the number of shares you own will change because your shares will be exchanged at the NAV per share of the Z Class the Acquiring Fund, which is likely to be different from the NAV per share of the Target Fund on the Closing Date.
Q6. How is the Target Fund different from the Acquiring Fund?
A. The Target Fund is substantially similar to the Acquiring Fund. As described in Question 8 below, the Target Fund and Acquiring Fund have different portfolio managers.
Each Fund invests at least 80% of its net assets in equity securities. Each Fund provides diversified exposure to equity securities of issuers located throughout the world. The Funds’ investment objectives are not materially different; the Target Fund’s investment objective is capital appreciation, and the Acquiring Fund’s investment objective is long-term capital growth. The Funds also have the same fundamental investment restrictions. However, there are several differences between the Funds’ strategies and risks.
The Target Fund, under normal conditions, invests at least 80% of its net assets in equities of issuers located throughout the world that the Adviser believes demonstrate sustainable characteristics. For purposes of this investment policy, the Adviser considers issuers with sustainable characteristics to be those issuers that are generally larger, more established, consistently profitable, financially strong, and with robust policies in the areas of the environment, social responsibility, and corporate governance.
The Acquiring Fund invests at least 80% of its net assets in equity securities of companies: 1) with at least half of their assets located outside the United States, 2) with at least half of their sales generated outside of the United States, or 3) that are organized or maintain their principal place of business outside of the United States. Effective March 30, 2026, the Acquiring Fund will seek companies that the Adviser believes demonstrate sustainable characteristics and, similar to the Target Fund, the Adviser considers issuers with sustainable characteristics to be those issuers that are generally larger, more established, consistently profitable, financially strong, and with robust policies in the areas of the environment, social responsibility, and corporate governance.
Each Fund may invest in U.S. companies, but the Target Fund tends to have a larger allocation to U.S. companies; for example, as of the semi-annual fiscal period ended May 31, 2025, the Target Fund and Acquiring invested approximately 38.6% and 17.6% of total net assets in U.S. issuers, respectively.

Each Fund may invest in companies in emerging markets, but the Target Fund cannot invest more than 30% of assets in companies with headquarters in countries with developing markets. Foreign bonds and especially bonds of issuers in emerging markets have greater and different risks than U.S. bonds.
Each Fund favors companies trading for less than the Adviser’s assessment of their intrinsic value, which typically means companies with low pricing/earnings multiples, strong balance sheets, and higher dividend yields. Each Fund favors equity securities of larger, more seasoned companies. The Acquiring Fund principally invests in equity securities of companies with market capitalizations greater than $1 billion; the Target Fund principally invests in equity securities of companies with market capitalizations greater than $5 billion.
The Target Fund has a sustainable investing policy, and effective March 30, 2026, the Acquiring Fund will also have a sustainable investing policy. The Adviser’s focus on sustainability considers financial and nonfinancial characteristics from diverse sources including regulatory filings, market data, and data supplied by third-party vendors. The Adviser uses that information to identify issuers with strong balance sheets, capable management teams with a track record of success, good cash flow, prospects for sustainable above-average earnings growth, and to assess issuers’ business models, over the long term. In selecting equity securities, the Adviser employs a sustainable rating system based on its own, as well as third-party, data to identify companies believed to have robust policies in the areas of the environment, social responsibility, and corporate governance. Investing primarily in securities with sustainable characteristics may reduce the Target Fund’s and the Acquiring Fund’s investment universe, which limits opportunities and may increase the risk of loss during market declines.
The differences in the Funds’ investment strategies may result in slightly different principal risks for the Funds. Please refer to the Information Statement for additional explanation regarding these differences.
Q7. Will the service providers to the Target Fund change following the Reorganization?
A. The Funds use the same service providers. Saturna Capital Corporation serves as each Fund’s investment adviser and administrator. Each Fund currently retains Tait, Weller & Baker, LLP as its independent registered public accounting firm; Saturna Brokerage Services, Inc. as its distributor and principal underwriter; UMB Bank, N.A. as custodian; Saturna Capital Corporation as the transfer agent and dividend paying agent; and K&L Gates LLP as legal counsel.
Q8. Do the portfolio managers who manage the Target Fund also manage the Acquiring Fund?
A. No. The Target Fund and Acquiring Fund have different portfolio managers, as indicated below.
Target Fund	Acquiring Fund
Saturna Sustainable Equity Fund Jane K. Carten, portfolio manager William B. Jones, deputy portfolio manager	Saturna International Fund Dan Kim, portfolio manager Bryce R. Fegley, deputy portfolio manager

Q9. Will there be any changes to my fees and expenses as a result of the Reorganization?
A. After giving effect to the Reorganization, it is expected that the total annual fund operating expense ratio after fee waivers and/or expense reimbursements (“Net Expense Ratio”) of the Acquiring Fund will be the same as Net Expense Ratio of the Target Fund, through March 30, 2027. The Net Expense Ratio for the Acquiring Fund is after the fee waiver and/or expense reimbursement, which may be terminated on March 30, 2027, at which point the fees may be higher than the fees listed.
As reflected in the tables setting forth information regarding comparative expense ratios under “Comparative Fee and Expense Tables” in the Information Statement, the total annual fund operating expense ratio before fee waivers and/or expense reimbursements (“Total Expense Ratio”) of the Target Fund is higher than the Acquiring Fund. After giving effect to the Reorganization, it is expected that the Total Expense Ratio of the Acquiring Fund will be lower than the Total Expense Ratio of the Target Fund prior to the Reorganization.

The Acquiring Fund is subject to a lower advisory and administrative fee rate. The Target Fund pays the Adviser an advisory and administrative fee at an annual rate of 0.65% of the Fund’s average daily net assets, whereas the Acquiring Fund pays the Adviser an advisory and administrative fee at an annual rate of 0.50% of the Fund’s average daily net assets.
Each Fund is subject to a contractual expense limit. The Adviser has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to ensure that the net operating expenses of the Target Fund and the net operating expenses of the Acquiring Fund’s Z Class (excluding taxes, commissions, and extraordinary expenses), as a percentage of average daily net assets, do not exceed the following ratio:
	Saturna Sustainable Equity Fund (Target Fund)*	Saturna International Fund Z Class (Acquiring Fund)	Saturna International Fund Z Class (pro forma)**
Total Annual Fund Operating Expenses	1.01%	0.84%	0.84%
Fee Waiver and Expense Reimbursement	(0.26)%	n/a	(0.09)%
Net annual expense ratio as a percentage of Fund’s average daily net assets	0.75%	0.84%	0.75%
* Pursuant to a written contract, the Adviser has committed through March 30, 2026, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Target Fund’s net operating expenses, excluding taxes, commissions, and extraordinary expenses, do not exceed the net operating expense ratio of 0.75%. This expense limitation agreement may be changed or terminated only with approval of the Board of Trustees.
**Pursuant to a written contact, the Adviser has committed through March 30, 2027 to waive fees and/or reimburse expenses to the extent necessary to ensure that the net operating expenses of the Acquiring Fund’s Z Class shares, excluding taxes, commissions, and extraordinary expenses, do not exceed the net operating expense ratio of 0.75%. This expense limitation agreement may be changed or terminated only with approval of the Board of Trustees. These fees are after the expense reimbursement which may be terminated on March 30, 2027, at which point the fees may be higher than the fees listed.
There is no assurance that fees and expenses would not increase after March 30, 2027, when the expense limitation arrangement for the Acquiring Fund would terminate if it is not renewed by the Adviser and the Board of Trustees.
Q10. Will the Reorganization result in any federal income tax liability for the Target Fund or its shareowners?
A. The Reorganization is expected to be a tax-free transaction for federal income tax purposes. The Trust expects that neither the Target Fund nor its shareowners will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization, and the Trust expects to receive a tax opinion from K&L Gates LLP, counsel to the Trust, substantially to that effect. Shareowners should consult their own tax advisers about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates only to the federal income tax consequences of the Reorganization.
The Target Fund plans to sell assets in advance of the Reorganization to more closely align its portfolio with the Acquiring Fund’s portfolio. As a result, the Target Fund could recognize net capital gains that would be taxable to Target Fund shareowners as ordinary income and/or long-term capital gain depending on the Target Fund’s holding period for such assets (unless they hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts) when distributed to them before the Reorganization. Also, the disposition of assets before the Reorganization could result in the Target Fund selling securities at a disadvantageous time and realizing losses that otherwise would not have been realized. The plan to transition the Target Fund’s portfolio could change under certain circumstances, including, for example, in response to significant market events.

While the Reorganization is expected to be tax-free for federal income tax purposes, you will recognize income and gain for federal income tax purposes (unless you hold your shares through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account) in the event that the Target Fund must make a distribution to its shareowners by the Closing Date of all undistributed net income and net capital gains, including net capital gains realized by the Target Fund in connection with certain changes made to align its portfolio with that of the Acquiring Fund prior to the Reorganization. It is also expected that the Acquiring Fund will distribute its recognized gains to its shareowners prior to the Reorganization so that the Target Fund’s shareowners will not receive distributions of such gains after the Reorganization. Please see the Information Statement for more information.
Q11. Will I need to open an account in the Acquiring Fund prior to the Reorganization?
A. No. An account will be set up in your name and your shares of the Target Fund automatically will be converted to Z Class shares of the Acquiring Fund. You will receive confirmation of this transaction following the Reorganization.
Q12. What if I already own shares of the Acquiring Fund?
A. If you already own shares of the Target Fund and the Acquiring Fund, the Acquiring Fund shares you receive in the Reorganization will be added to your existing account so long as your account in each Fund has the same account number.
Q13. Can I still purchase and redeem shares of the Target Fund until the Reorganization?
A. You can purchase or exchange shares of the Target Fund only through March 2, 2026. You can redeem Target Fund shares until the business day before the Reorganization occurs. That means your redemption order must be received by March 19, 2026. Any shares not redeemed by this date will be exchanged for shares of the Acquiring Fund. Redemption requests received for the Target Fund by the transfer agent on or after the Closing Date will be treated as requests received for the redemption of shares of the Acquiring Fund received by the shareowner in connection with the Reorganization.
Q14. What if I want to exchange my shares into another fund in the Saturna Investment Trust prior to the Reorganization?
A. You may exchange your shares into another fund in the Saturna Investment Trust before the Closing Date of the Reorganization in accordance with your existing exchange privileges. If you choose to exchange your shares of the Target Fund for another fund in the Saturna Investment Trust, including the Acquiring Fund, your request will be treated as a normal exchange of shares and will be a taxable transaction unless your shares are held in a tax-deferred account, such as an individual retirement account. Exchanges may be subject to minimum investment requirements, sales loads, and redemption fees.
Q15. Who is paying the costs of the Reorganization?
A. The Adviser will bear the expenses relating to the Reorganization. The estimated total cost of the Reorganizations is $171,000. The costs of the Reorganization include legal counsel fees, independent accountant fees and expenses related to the printing and mailing of this Information Statement but do not include any portfolio transaction costs arising from the Reorganization.
Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, or would prevent the Reorganization from qualifying as a tax-free reorganization. The costs of the changes to the Target Fund’s portfolio prior to the Reorganization will be borne by the Target Fund. The costs of such changes would be subject to the existing fee waiver/expense reimbursement agreement between the Trust, on behalf of the Target Fund, and the Adviser. However, brokerage commissions associated with such changes are excluded from the fee waiver/expense reimbursement agreement, and thus would be borne by the Target Fund. The sale of portfolio holdings by the Target Fund in connection with the Reorganization may result in the Target Fund selling securities at a disadvantageous time and price and could result in it realizing gains (or losses) that would not otherwise have been realized. Saturna Brokerage Services, Inc., a wholly-owned subsidiary of the Fund’s adviser, Saturna Capital Corporation, currently executes portfolio transactions for the Funds for free (no commissions). Transactions effected through other brokers are subject to commissions payable to that broker. Accordingly, the estimated portfolio transaction costs of the Reorganization of the Target Fund are expected to be $0. This amount is an estimate and is subject to change.
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Q16. Has the Board of Trustees of the Trust approved the Reorganization?
A. Yes, the Board approved the Reorganization at a meeting of the Board held on December 16, 2025, and, after careful consideration, determined that the Reorganization is in the best interests of the Funds and their shareowners and that the Funds’ existing shareowners’ interests will not be diluted as a result of the Reorganization.
Q17. Why is no shareowner approval being requested?
A. Your vote is not required to approve the Reorganization under the Trust’s Declaration of Trust or the Investment Company Act of 1940.
Q18. Who do I contact if I have questions about the Reorganization?
A. If you have any questions about the Reorganization, please call the Adviser at 1-800-728-8762.

Information Statement
for
Saturna Sustainable Equity Fund,
a series of Saturna Investment Trust
and
Prospectus
for
Saturna International Fund,
a series of Saturna Investment Trust
Dated
January 29, 2026
1300 North State Street
Bellingham, Washington 98225-4730
(360) 594-9900
_____________________________________________
WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY
This Combined Information Statement and Prospectus (the “Information Statement”) is being sent to you as a shareowner of Saturna Sustainable Equity Fund (the “Target Fund”), a series of the Saturna Investment Trust (the “Trust”). After careful consideration, the Target Fund’s investment adviser, Saturna Capital Corporation (the “Adviser”), recommended the reorganization of the Target Fund into the Saturna International Fund, (the “Acquiring Fund”), a series of the Trust.
The Acquiring Fund and Target Fund are referred to individually as a “Fund” and collectively the “Funds.” Each  Fund is a diversified open-end management investment company registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act” or “Investment Company Act”).
This Information Statement contains information you should know about the Reorganization of the Target Fund and constitutes an offering of the shares of the Acquiring Fund issued in the Reorganization. You should read it carefully and keep it for future reference. Additional information relating to the Acquiring Fund and this Information Statement is set forth in the Statement of Additional Information to this Information Statement dated January 29, 2026, which is incorporated by reference into this Information Statement. Additional information about the Acquiring Fund has been filed with the SEC and is available upon request and without charge by writing to the Acquiring Fund or by calling 1-800-728-8762. The Target Fund expects that this Information Statement will be mailed to shareowners on or about January 29, 2026.
The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated by reference into this Information Statement, which means they are part of this Information Statement for legal purposes:
1.	The Statement of Additional Information (“SAI”) dated January 29, 2026, relating to this Information Statement (File No. 333-292205).

2.	The Statement of Additional Information (“SAI”) for the Target Fund and Acquiring Fund, dated March 31, 2025, as supplemented (File Nos. 033-13247 and 811-05071).

3.	The Annual Report to shareowners of the Target Fund and Acquiring Fund, for the fiscal year ended November 30, 2024.

4.	The Semi-Annual Report to shareowners of the Target Fund and Acquiring Fund, for the fiscal period ended May 31, 2025.

The Annual and Semi-Annual Shareowner Reports listed above have previously been provided to shareowners as applicable. For a free copy of these reports or any of the documents listed above, you may call 1-800-728-8762, send an email to investorservices@saturna.com or write to the Funds at:

Saturna Mutual Funds
Box N
Bellingham, WA 98227-0596
or
Saturna Sustainable Mutual Funds
Box N
Bellingham, WA 98227-0596
The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Accordingly, the Trust must file certain reports and other information with the SEC. Proxy material, reports, proxy and information statements, and other information about the Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
No person has been authorized to give any information or to make any representations other than those contained in this Information Statement and, if given or made, such other information or representations must not be relied upon as having been authorized by the Target Fund or Acquiring Fund.
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Summary of the Reorganization
You should read this entire Information Statement carefully. The following is a summary of certain information relating to the Reorganization and is qualified in its entirety by reference to the more complete information contained elsewhere in this Information Statement and the attached appendices. For additional information about the Reorganization, you should consult the Reorganization Plan, a copy of the form of which is attached hereto as Appendix A.
Reasons for the Reorganization
The Adviser has proposed reorganizing the Target Fund into the Acquiring Fund because the Reorganization would consolidate funds of the Trust that are similar investment products and could increase the Trust’s operational efficiency. The Reorganization is designed to allow the Funds’ Adviser to put forth its most compelling investment processes and strategies. The Adviser has conducted a comprehensive review of its product line to sharpen its offerings to investors, with key goals of reducing product overlap, reducing advisory fees and/or expenses, and enhancing efficiency across the product line. Shareowners should know that there are differences in the investment strategies and risks of the Target Fund and the Acquiring Fund, which are described in the Proposal below in the section titled “Investment Objectives, Policies, Strategies and Risks of the Funds.” The Reorganization is intended to create a larger combined Fund with a broader shareowner base and a larger asset base against which fixed dollar costs may be allocated and potentially create economies of scale to benefit shareowners. The Reorganization combines Funds that invest in the same broad asset class with a similar investment process, the same investment adviser and significant overlap in portfolio holdings, providing greater opportunity to accelerate growth as a singular offering. At a meeting held on December 16, 2025, after careful consideration of a number of factors, the Board voted to approve the Reorganization as being in the best interests of the Target Fund and the Acquiring Fund. See “Board Considerations” below for further information.
The Reorganization
The Reorganization will take effect on or about March 20, 2026 (“Closing Date”).
The Reorganization Plan provides for:
•
the Target Fund’s transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for Acquiring Fund Z Class shares having an aggregate net asset value (“NAV”) equal to the Target Fund’s net assets and the Acquiring Fund’s assumption of all the liabilities of the Target Fund;

•	the distribution of those Acquiring Fund Z Class shares pro rata to the Target Fund’s shareowners; and

•	the complete termination of the Target Fund.

After the close of business on the Closing Date, a Target Fund shareowner will receive Z Class shares of the Acquiring Fund with the same aggregate value that the shareowner holds in the Target Fund immediately prior to the Reorganization, as set forth below:
Target Fund	Acquiring Fund
Saturna Sustainable Equity Fund	Saturna International Fund Z Class shares

The Target Fund has the same purchase, exchange and redemption procedures as the Z Class shares of the Acquiring Fund.

Shareowners will not incur any sales loads or similar transaction charges as a result of the Reorganization. After giving effect to the Reorganization, the total annual operating expenses of the Z Class of the Acquiring Fund are expected to be the same as that of the Target Fund. Additionally, the Adviser has contractually agreed to waive fees and/or reimburse expenses of the Z Class shares of the Acquiring Fund through March 30, 2027, to the extent necessary to ensure that the net operating expenses of the Z Class of the Acquiring Fund, excluding taxes, commissions, and extraordinary expenses, do not exceed the net operating expense ratio of 0.75%. This expense limitation agreement may be changed or terminated only with approval of the Board of Trustees. These fees are after the expense reimbursement which may be terminated on March 30, 2027, at which point the fees may be higher than the fees listed.
The Reorganization is expected to be a tax-free transaction for federal income tax purposes. The Trust expects that neither the Target Fund nor its shareowners will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization, and the Trust expects to receive a tax opinion from K&L Gates LLP, counsel to the Trust, substantially to that effect. See “Federal Income Tax Consequences of the Reorganization” below for further information. It is expected that both the Target Fund and the Acquiring Fund may make taxable distributions to their respective shareowners in advance of the Reorganization. Shareowners should consult their own tax advisers about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates only to the federal income tax consequences of the Reorganization.

The Reorganization of the Saturna Sustainable Equity Fund, a Series of the Trust, into the Saturna International Fund, a Series of the Trust.
Considerations Regarding the Reorganization
Please note the following information regarding the Reorganization:
Investment Objectives, Policies, Strategies and Risks of the Funds
•
Each of the Target Fund and Acquiring Fund invests at least 80% of its net assets in equity securities. Each Fund provides diversified exposure to equity securities of issuers located throughout the world. The Funds’ investment objectives are not materially different; the Target Fund’s investment objective is capital appreciation, and the Acquiring Fund’s investment objective is long-term capital growth. Each Fund’s investment objective is “fundamental,” which means that it can be changed only with the approval of Fund shareowners. The Funds also have the same fundamental investment restrictions. However, there are several differences between the Funds’ strategies and risks.

•
The Target Fund, under normal conditions, invests at least 80% of its net assets in equities of issuers located throughout the world that the Adviser believes demonstrate sustainable characteristics. For purposes of this investment policy, the Adviser considers issuers with sustainable characteristics to be those issuers that are generally larger, more established, consistently profitable, financially strong, and with robust policies in the areas of the environment, social responsibility, and corporate governance.

•
The Acquiring Fund invests at least 80% of its net assets in equity securities of companies: 1) with at least half of their assets located outside the United States, 2) with at least half of their sales generated outside of the United States, or 3) that are organized or maintain their principal place of business outside of the United States. Effective March 30, 2026, the Acquiring Fund will invest in equity securities that the Adviser believes demonstrate sustainable characteristics. The Adviser considers issuers with sustainable characteristics to be those issuers that are generally larger, more established, consistently profitable, financially strong, and with robust policies in the areas of the environment, social responsibility, and corporate governance.

•
Each Fund may invest in U.S. companies, but the Target Fund tends to have a larger allocation to U.S. companies; for example, as of the semi-annual fiscal period ended May 31, 2025, the Target Fund and Acquiring Fund invested approximately 38.6% and 17.6% of total net assets in U.S. issuers, respectively.

•
Each Fund may invest in companies in emerging markets, but the Target Fund cannot invest more than 30% of assets in companies with headquarters in countries with developing markets. Foreign bonds and especially bonds of issuers in emerging markets have greater and different risks than U.S. bonds.

•
Each Fund favors companies trading for less than the Adviser’s assessment of their intrinsic value, which typically means companies with low pricing/earnings multiples, strong balance sheets, and higher dividend yields. Each Fund favors equity securities of larger, more seasoned companies. The Acquiring Fund principally invests in equity securities of companies with market capitalizations greater than $1 billion; the Target Fund principally invests in equity securities of companies with market capitalizations greater than $5 billion.

•
The Target Fund has a sustainable investing policy, and effective March 30, 2026, the Acquiring Fund will also have a sustainable investing policy. The Adviser’s focus on sustainability considers financial and nonfinancial characteristics from diverse sources including regulatory filings, market data, and data supplied by third-party vendors. The Adviser uses that information to identify issuers with strong balance sheets, capable management teams with a track record of success, good cash flow, prospects for sustainable above-average earnings growth, and to assess issuers’ business models, over the long term. In selecting equity securities, the Adviser employs a sustainable rating system based on its own, as well as third-party, data to identify companies believed to have robust policies in the areas of the environment, social responsibility, and corporate governance. Investing primarily in securities with sustainable characteristics may reduce the Target Fund’s and Acquiring Fund’s investment universe, which limits opportunities and may increase the risk of loss during market declines.

•
The principal risks associated with investments in the Target Fund and the Acquiring Fund are described in the table below. The differences in the Funds’ investment strategies may result in slightly different principal risks for the Funds, with the Target Fund focusing on sustainable characteristics as part of its 80% policy, unlike the Acquiring Fund.

•	The fundamental investment restrictions for the Funds are the same.

Investment Adviser and Other Service Providers
•
Saturna Capital Corporation is the investment adviser and administrator for the Funds. See “Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers” below for further information.

•
The Funds use the same service providers. Each Fund currently retains Tait, Weller & Baker, LLP as its independent registered public accounting firm; Saturna Brokerage Services, Inc. as its distributor and principal underwriter; UMB Bank, N.A. as custodian; Saturna Capital Corporation as the transfer agent and dividend paying agent; and K&L Gates LLP as legal counsel. The Acquiring Fund will continue to retain its current service providers after the Reorganization.

Shares of the Acquiring Fund
•
Shareowners of the Target Fund will receive Z Class shares of the Acquiring Fund with the same aggregate value that the shareowner holds in the Target Fund immediately prior to the Reorganization. Shareowners will not pay any sales charges in connection with the Reorganization. See “Comparative Fee and Expense Tables,” “Additional Information about the Reorganization” and “Additional Information about the Funds” below for more information.

•	The interests of the Funds’ shareowners will not be diluted by the Reorganization, because the Reorganization will be effected on the basis of each Fund’s net asset value per share.

•
The Funds have identical purchase procedures, exchange rights and redemption procedures, and shares of the Target Fund have the same purchase, exchange, and redemption procedures as the Z Class shares of the Acquiring Fund. The Funds’ purchase procedures and exchange rights and redemption procedures are discussed further in Appendix C below.

Fees and Expenses
•
As reflected in the tables setting forth information regarding comparative expense ratios under “Comparative Fee and Expense Tables” below, it is estimated that the total annual operating expense ratios before and after taking into account the expense limitation arrangement (described below) for the Acquiring Fund for the fiscal year following the Reorganization will be 0.84% and 0.75%, respectively, which are lower than or equal to, respectively, the total annual operating expense ratios before and after taking into account the expense limitation arrangement (described below) for the Target Fund for the six-month period ended May 31, 2025, which were 1.01% and 0.75%, respectively. There is no assurance that fees and expenses would not increase after March 30, 2027, when the expense limitation arrangement (described below) for the Acquiring Fund would terminate if it is not renewed by the Adviser and the Board of Trustees.

•
The Acquiring Fund is subject to a lower advisory and administrative fee rate. The Target Fund pays the Adviser an advisory and administrative fee at an annual rate of 0.65% of the Fund’s average daily net assets, whereas the Acquiring Fund pays the Adviser an advisory and administrative fee at an annual rate of 0.50% of the Fund’s average daily net assets.

•	Each Fund is subject to a contractual expense limit.

o
Pursuant to a written contract, the Adviser has committed, through March 30, 2027, to waive fees and/or reimburse expenses to the extent necessary to ensure that the annual net operating expenses of the Z Class of the Acquiring Fund, excluding brokerage commissions, taxes and extraordinary expenses, do not exceed an annual rate of average daily net assets of 0.75% for the Z Class. These fees are after the expense reimbursement which may be terminated on March 30, 2027, at which point the fees may be higher than the fees listed.

o
Pursuant to a written contract, the Adviser has committed, through March 30, 2026, to waive fees and/or reimburse expenses to the extent necessary to ensure that the annual net operating expenses of the Target Fund, excluding brokerage commissions, taxes and extraordinary expenses, do not exceed an annual rate of average daily net assets of 0.75% for the Target Fund.

Costs and Tax Consequences of the Reorganization
•
The Adviser will bear the expenses relating to the Reorganization. Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Funds’ disqualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, or would prevent the Reorganization from qualifying as a tax-free reorganization. The costs of the changes to the Target Fund’s portfolio prior to the Reorganization will be borne by the Target Fund. The costs of such changes would be subject to the existing fee waiver/expense reimbursement agreement between the Trust, on behalf of the Target Fund, and the Adviser. However, brokerage commissions associated with such changes are excluded from the fee waiver/expense reimbursement agreement, and thus would be borne by the Target Fund.  The sale of portfolio holdings by the Target Fund in connection with the Reorganization may result in the Target Fund selling securities at a disadvantageous time and price and could result in it realizing gains (or losses) that would not otherwise have been realized. Saturna Brokerage Services, Inc., a wholly-owned subsidiary of the Fund’s adviser, Saturna Capital Corporation, currently executes portfolio transactions for the Funds for free (no commissions). Transactions effected through other brokers are subject to commissions payable to that broker. Accordingly, the estimated portfolio transaction costs of the Reorganization of the Target Fund are expected to be $0. This amount is an estimate and is subject to change.

•
The exchange of the Target Fund’s assets solely for the Acquiring Fund’s Z Class shares and the latter’s assumption of the Target Fund’s liabilities is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1) of the Internal Revenue Code of 1986, as amended. The Trust expects that neither the Target Fund nor its shareowners will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization.

•
The Target Fund plans to sell assets in advance of the Reorganization to more closely align its portfolio with the Acquiring Fund’s portfolio. As a result, the Target Fund could recognize net capital gains that would be taxable to Target Fund shareowners as ordinary income and/or long-term capital gain depending on the Target Fund’s holding period for such assets (unless they hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts) when distributed to them before the Reorganization. Also, the disposition of assets before the Reorganization could result in the Target Fund selling securities at a disadvantageous time and realizing losses that otherwise would not have been realized. The plan to transition the Target Fund’s portfolio could change under certain circumstances, including, for example, in response to significant market events.

•
While the Reorganization is expected to be tax-free for federal income tax purposes, you will recognize income and gain for federal income tax purposes (unless you hold your shares through a tax-advantaged arrangement, such as a 401 (k) plan or individual retirement account) in the event that the Target Fund must make a distribution to its shareowners by the Closing Date of all undistributed net income and net capital gains, including net capital gains realized by the Target Fund in connection with certain changes made to align its portfolio with that of the Acquiring Fund prior to the Reorganization. It is also expected that the Acquiring Fund will distribute its recognized gains to its shareowners prior to the Reorganization so that the Target Fund’s shareowners will not receive distributions of such gains after the Reorganization.

Alternatives to the Reorganization
•
If the Target Fund is not reorganized into the Acquiring Fund, the Board may take such further action as they may deem to be in the best interests of the Target Fund and the Acquiring Fund and their shareowners.

Comparative Fee and Expense Tables
The following tables show the fees and expenses of the Target Fund and the Z Class shares of the Acquiring Fund and the estimated pro forma fees and expenses of the Z Class shares of the Acquiring Fund after giving effect to the Reorganization. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. Expenses for the Target Fund are based on the operating expenses incurred by the Target Fund for the six-month period ended May 31, 2025, as disclosed in the Target Fund’s most recent Semi-Annual Shareowner Report. Expenses for the Z Class shares of the Acquiring Fund are based on the operating expenses incurred by such class of shares for the six-month period ended May 31, 2025, as disclosed in the Acquiring Fund’s most recent Semi-Annual Shareowner Report. The pro forma fees and expenses of the Acquiring Fund assume that the Reorganization has been in effect for the year ended May 31, 2025.
Shareowner Fees
(fees paid directly from your investment)
Saturna Sustainable Equity Fund	Saturna International Fund Z Class	Saturna International Fund Z Class (pro forma) (assuming the Reorganization is approved)
Not Applicable.	Not Applicable.	Not Applicable.

Annual Operating Expenses
(expenses that you may pay each year as a percentage of the value of your investment)

Fees and Expenses	Saturna Sustainable Equity Fund (Target Fund)	Saturna International Fund Z Class (Acquiring Fund)	Saturna International Fund Z Class (pro forma)
Management Fees	0.65%	0.50%	0.50%
Other Expenses	0.36%	0.34%	0.34%
Total Annual Fund Operating Expenses	1.01%	0.84%	0.84%
Fee Waiver and Expense Reimbursement	(0.26)%	n/a	(0.09)%
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	0.75%[1]	0.84%	0.75%[2]

1.
Pursuant to a written contract, the Adviser has agreed to waive fees and/or reimburse expenses of the Target Fund through March 30, 2026, to the extent necessary to ensure that the Fund’s net operating expenses, excluding taxes, commissions, and extraordinary expenses, do not exceed the net operating expense ratio of 0.75%. This expense limitation agreement may be changed or terminated only with approval of the Board of Trustees.

2.
Pursuant to a written contract, the Adviser has agreed to waive fees and/or reimburse expenses of the Z Class shares of the Acquiring Fund through March 30, 2027, to the extent necessary to ensure that the net operating expenses of the Z Class shares, excluding taxes, commissions, and extraordinary expenses, do not exceed the net operating expense ratio of 0.75%. This expense limitation agreement may be changed or terminated only with approval of the Board of Trustees. These fees are after the fee waiver/expense reimbursement which may be terminated on March 30, 2027, at which point the fees may be higher than the fees listed.

Example of Fund Expenses
This Example is intended to help investors compare the cost of investing in shares of the Funds with the cost of investing in other mutual funds. The Example assumes an investor invests $10,000 in shares of the Funds for the time periods indicated and then redeems all shares at the end of those periods. The Example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, an investor's expenses would be:
	1 Year	3 Years	5 Years	10 Years
Saturna Sustainable Equity Fund	$103	$322	$559	$1,238
Saturna International Fund Z Class	$85	$267	$464	$1,033
Pro forma Saturna International Fund Z Class (After Reorganization)	$85	$267	$464	$1,033

Fund Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. The table below shows each Fund’s portfolio turnover rate during its most recent fiscal year ended November 30, 2024, and the fiscal period ended May 31, 2025. Portfolio turnover and costs associated therewith will increase as a result of sales of certain assets to more closely align the Target Fund’s portfolio with the Acquiring Fund’s portfolio in connection with the reorganization.
Fiscal Year Ended November 30, 2024		Fiscal period ended May 31, 2025
Saturna Sustainable Equity Fund (Target Fund)	19%	5%
Saturna International Fund (Acquiring Fund)	19%	7%

Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers
The Target Fund’s and the Acquiring Fund’s investment objectives, principal investment strategies and restrictions are not materially different. The Target Fund seeks capital appreciation, and the Acquiring Fund seeks long-term capital growth. Because any investment involves risk, there can be no assurance that either Fund’s investment objective will be achieved. The Funds’ investment objectives are “fundamental,” which means that they can be changed only with the approval of the Fund shareowners.
Additional information regarding the investment objective and principal investment strategies of each Fund is set forth below:

Target Fund	Acquiring Fund
Saturna Sustainable Equity Fund	Saturna International Fund
Investment Objective
Capital appreciation.	Long-term capital growth.
Principal Investment Strategies
Under normal conditions, the Fund invests at least 80% of its net assets in equities of issuers located throughout the world that the Saturna Capital Corporation, the Fund’s investment adviser (the “Adviser”) believes demonstrate sustainable characteristics. For purposes of this investment policy, the Adviser considers issuers with sustainable characteristics to be those issuers that are generally larger, more established, consistently profitable, financially strong, and with robust policies in the areas of the environment, social responsibility, and corporate governance. Seeking to reduce risk, the Fund follows a value investment style and favors equities of more seasoned companies.
The Fund favors companies trading for less than the Adviser’s assessment of their intrinsic value, which typically means companies with low pricing/earnings multiples, strong balance sheets, and higher dividend yields. The Fund principally invests in equity securities of companies with market capitalizations greater than $5 billion. The equity securities in which the Fund may invest primarily include common stocks, and the Fund may also invest in securities convertible into common stocks and preferred stocks.
The Adviser employs a fundamental research driven approach to stock selection and portfolio construction. The Adviser’s focus on sustainability considers financial and nonfinancial characteristics from diverse sources including regulatory filings, market data, and data supplied by third-party vendors. The Adviser uses that information to identify issuers with strong balance sheets, capable management teams with a track record of success, good cash flow, prospects for sustainable above-average earnings growth, and to assess issuers’ business models, over the long term.
The Fund diversifies its investments globally, ordinarily investing in securities of companies headquartered across North America, Europe and Asia. The Fund primarily invests in securities traded in mature markets (generally, the countries belonging to the Organisation for Economic Cooperation and Development). No more than 30% of assets may be invested in companies with headquarters in countries with developing markets.

The Fund invests at least 80% of its net assets in equity securities of companies: 1) with at least half of their assets located outside the United States, 2) with at least half of their sales generated outside of the United States, or 3) that are organized or maintain their principal place of business outside of the United States. The Fund diversifies its investments across industries, companies, and countries, predominantly those with mature markets (such as Europe and Japan). The Fund may also invest in companies in emerging markets.
The Fund looks for companies with growing revenues and earnings, favoring companies trading for less than the investment adviser’s assessment of intrinsic value, which typically means companies with low price/earnings multiples, low price to cash flow, and higher dividend yields. To reduce risk, the Fund follows a value investment style and favors equities of larger, more seasoned companies. The Fund principally invests in securities of companies with market capitalizations greater than $1 billion.
Effective March 30, 2026, the Fund will seek companies demonstrating sustainable characteristics. The Adviser considers issuers with sustainable characteristics to be those issuers that are generally larger, more established, consistently profitable, financially strong, and with robust policies in the areas of the environment, social responsibility, and corporate governance.
The Adviser employs a fundamental research driven approach to stock selection and portfolio construction. The Adviser’s focus on sustainability considers financial and nonfinancial characteristics from diverse sources including regulatory filings, market data, and data supplied by third-party vendors. The Adviser uses that information to identify issuers with strong balance sheets, capable management teams with a track record of success, good cash flow, prospects for sustainable above-average earnings growth, and to assess issuers’ business models, over the long term.

Target Fund	Acquiring Fund
Saturna Sustainable Equity Fund	Saturna International Fund
The Fund may invest in securities denominated in various currencies. Accordingly, a change in the value of such currency against the US dollar may result in a corresponding change in the US dollar value of the Fund’s assets denominated in that currency. Such currency fluctuations tend to even out over time and are typically overshadowed by movements in share prices. Currency changes can affect the Fund’s income.
In selecting equity securities, the Adviser employs a sustainable rating system based on its own, as well as third-party, data to identify companies believed to have robust policies in the areas of the environment, social responsibility, and corporate governance (collectively referred to as “sustainability”). The use of third-party data does not include third-party environmental, social, or governance (“ESG”) ratings or criteria established by third parties for third-party ratings. The Adviser’s proprietary scoring system assesses how well a company performs relative to a blend of its industry, sector, and country peers. In addition to the financial considerations discussed above, the Adviser considers non-financial sustainability practices such as carbon emissions, water usage, renewable energy, and fair labor and supply chain practices. The Fund’s sustainability evaluation process considers risks and opportunities holistically, meaning an issuer will not necessarily be excluded from investment due to any one particular factor if the overall analysis results in a favorable evaluation by the Adviser. The Adviser also uses negative screening to exclude companies primarily engaged in higher sustainability risk businesses such as alcohol, tobacco, pornography, weapons, gambling, and companies in the business of fossil fuel extraction, production, or refining. The Fund generally does not invest in any company with exposure to the foregoing businesses, but may invest in a company if the company is not primarily engaged in higher sustainability risk businesses.

Effective March 30, 2026, in selecting equity securities, the Adviser will employ a sustainable rating system based on its own, as well as third-party, data to identify companies believed to have robust policies in the areas of the environment, social responsibility, and corporate governance (collectively referred to as “sustainability”). The use of third-party data does not include third-party environmental, social, or governance (“ESG”) ratings or criteria established by third parties for third-party ratings. The Adviser’s proprietary scoring system assesses how well a company performs relative to a blend of its industry, sector, and country peers. In addition to the financial considerations discussed above, the Adviser considers non-financial sustainability practices such as carbon emissions, water usage, renewable energy, and fair labor and supply chain practices. The Fund’s sustainability evaluation process considers risks and opportunities holistically, meaning an issuer will not necessarily be excluded from investment due to any one particular factor if the overall analysis results in a favorable evaluation by the Adviser. The Adviser also uses negative screening to exclude companies primarily engaged in higher sustainability risk businesses such as alcohol, tobacco, pornography, weapons, gambling, and companies in the business of fossil fuel extraction, production, or refining. The Fund generally does not invest in any company with exposure to the foregoing businesses, but may invest in a company if the company is not primarily engaged in higher sustainability risk businesses.

Target Fund	Acquiring Fund
Saturna Sustainable Equity Fund	Saturna International Fund
Temporary Defensive Strategy
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s investment strategies in attempting to respond to adverse market, economic, political, or other conditions. Typically, the Fund will hold cash or cash equivalents as a temporary defensive position, and may also invest in high-quality corporate debt obligations and US government obligations. Temporary defensive positions may protect principal in adverse market conditions but could reduce returns if security prices are increasing. Taking a temporary defensive position may keep a Fund from attaining its investment objective.
Same.
Investment Adviser
Saturna Capital Corporation	Same.
Portfolio Managers
Ms. Jane K. Carten MBA, president of Saturna Capital Corporation, is the person primarily responsible for the day-to-day management of the Saturna Sustainable Equity Fund, a role she assumed in 2017.

Mr. William B. Jones CFA®, an equity analyst of Saturna Capital Corporation, has been the deputy portfolio manager since October 18, 2024.

Mr. Dan Kim CFA®, portfolio manager and senior investment analyst of Saturna Capital Corporation, is the person primarily responsible for the day-to-day management of the Fund, which he has managed since 2023.
Mr. Bryce R. Fegley MS, CIPM®, CFA®, a portfolio manager and investment analyst of Saturna Capital Corporation, has been the deputy portfolio manager since 2023.

Comparison of Principal Risk Factors
The principal risks associated with investments in the Target Fund and the Acquiring Fund are described in the following table. The differences in the Funds’ investment strategies may result in slightly different principal risks for the Funds, with only the Target Fund including risks associated with investments in growth stocks as a principal risk. The principal risks of investing in the Acquiring Fund are set forth below. These risks are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of the Acquiring Fund, regardless of the order in which it appears.

Emerging markets risk
All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) currency devaluation; (4) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; (5) changes in foreign governmental attitudes toward private investment, including potential nationalization, increased taxation, or confiscation of assets; and (6) differing reporting, accounting, and auditing standards of foreign countries. In developing markets, these risks are magnified by less mature political systems and weaker corporate governance standards than typically found in the developed world.

Equity securities risk
Equity securities may experience significant volatility in response to economic or market conditions or adverse events that affect a particular industry, sector, or company. Larger companies may have slower rates of growth as compared to smaller, faster-growing companies. Smaller companies may have more limited financial resources, products, or services, and tend to be more sensitive to changing economic or market conditions.

Foreign investing risk
Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of US issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) currency devaluation; (4) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; (5) changes in foreign governmental attitudes toward private investment, including potential nationalization, increased taxation, or confiscation of assets; and (6) differing reporting, accounting, and auditing standards of foreign countries.

Investment strategy risk (effective March 30, 2026 for the Acquiring Fund)
The Adviser believes that sustainable investing may mitigate security-specific risk, but the screens used in connection with sustainable investing reduce the investable universe, which limits opportunities and may increase the risk of loss during market declines.

Large transaction risk
A significant percentage of the Fund’s shares may be owned or controlled by the investment adviser and its affiliates or other large shareowners. Accordingly, the Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareowners. These inflows and outflows could negatively affect the Fund’s net asset value and performance.

Liquidity risk
Liquidity risk exists when particular investments are difficult to sell and may be more difficult to value. If the Fund is forced to sell these investments during unfavorable conditions to meet redemptions or for other cash needs, the Fund may lose money on its investments. As a result, the Fund may be unable to achieve its objective.

Market risk
The value of the Fund’s shares rises and falls as the market value of the securities in which the Fund invests goes up and down. Consider investing in the Fund only if you are willing to accept the risk that you may lose money. Fund share prices, yields, and total returns will change with the fluctuations in the securities markets as well as the fortunes of the industries and companies in which the Fund invests.

Sector risk
From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political, or regulatory events which may cause the Fund's returns to suffer.

Comparison of Investment Restrictions and Limitations
The fundamental investment restrictions for the Funds are the same. A fundamental investment policy of a Fund may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund as such term is defined in the Investment Company Act of 1940, as amended (“1940 Act”). Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares present at a shareowner meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.
Each investment restriction and limitation for a Fund may be found in its SAI.
Investment Restriction	Saturna Sustainable Equity Fund	Saturna International Fund
Fundamental Investment Restrictions
Borrowing.
The Fund may borrow money for extraordinary or emergency purposes and then only if after such borrowing there is asset coverage of at least 300% for all such borrowings; the Trust is authorized to mortgage or pledge assets of a Fund to the extent necessary to secure such temporary borrowings.
Same.
Commodities.	The Fund shall not purchase commodities or commodity contracts.	Same.
Industry Concentration.	The Fund shall not concentrate investments in a single industry beyond 25% of the total value of a Fund.	Same.
Diversification.	The Fund operates as a diversified Fund.	Same.
Loans.	The Fund shall not make loans to others, except for: • the purchase of debt securities; or • the entering into repurchase agreements.	Same.
Real Estate.
In addition, the Fund shall not purchase:
• real estate;
• real estate limited partnerships (excepting master limited partnerships that are publicly traded on a national security exchange or Nasdaq’s National Market System)
Same.
Senior Securities.	The Fund shall not issue senior securities; provided that the Funds may borrow as stated in the borrowing policy.	Same.
Underwriting.	The Fund shall not act as a securities underwriter, except that they may purchase securities directly from the issuer for investment purposes	Same.

Investment Restriction	Saturna Sustainable Equity Fund	Saturna International Fund
Fundamental Investment Restrictions
Purchasing Securities on Margin.	The Fund shall not purchase securities on margin.	Same.
Restricted Securities.	The Fund shall not purchase “restricted securities” – those which are subject to legal or contractual restrictions on resale or are otherwise not readily marketable.	Same.
Investments in Oil and Gas.	The Fund shall not invest in oil, gas, or other mineral exploration leases and programs.	Same.
Short Sales.	The Fund shall not sell securities short, or purchase or write put or call options.	Same.
Subchapter M Diversification Requirements.
The Fund shall not invest in securities so as to not comply with Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended, in that generally at the close of each quarter of the tax year, at least 50% of the value of each Fund’s total assets is represented by:
• cash and cash items, government securities, and securities of other regulated investment companies; and
• other securities.
Same.
Management and Control.
The Fund shall not:
• purchase or retain securities of any issuer if the officers or trustees of the Trust or its Adviser own more than one-half of one percent of the securities of such issuer; or
• invest in any company for the purpose of management or exercising control.
Same.
Securities of Other Open-End Investment Companies.
The Fund shall not invest in the securities of other open-end investment companies, except in connection with a merger, consolidation, acquisition, reorganization, or by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker’s commission.
Same.

Investment Restriction	Saturna Sustainable Equity Fund	Saturna International Fund
Fundamental Investment Restrictions
Issuer Diversification.
The Fund shall not:
• purchase securities of any issuer in excess of 5% of the Fund’s total assets;
• purchase more than 10% of the outstanding voting securities of any issuer;
• invest more than 10% of its assets in the securities of issuers which together have a record of less than three years continuous operation; or
• purchase securities if such Fund’s outstanding borrowings exceed 5% of its net assets.
Same.
Warrants.
The Fund’s investments in warrants, valued at the lower of cost or market, shall not exceed 5% of the value of the Fund’s net assets. Included within that amount, but not to exceed 2% of the value of the Fund’s net assets, may be warrants that are not listed on the New York or American Stock Exchanges. Warrants acquired in units or attached to securities may be deemed to be without value. Notwithstanding the above, the Funds may purchase securities pursuant to the exercise of subscription rights, provided that such purchase does not result in the Fund’s ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareowners at a price substantially below the market price of the shares. The failure to exercise such rights would result in the Fund’s interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, the Fund may not always realize the full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of the Funds’ portfolio securities with the result that the Fund would be forced to sell securities at a time when they might not otherwise have done so, or to forgo exercising the rights.
Same.

Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus with respect to each Fund, the other investment policies described in the Funds’ SAIs are not fundamental and may be changed by approval of the Trustees.
Comparative Performance Information
After the Reorganization, the Acquiring Fund will be the accounting survivor. This means that the Acquiring Fund will retain its historical investment performance and returns.
Saturna Sustainable Equity Fund
The bar chart and table below provide an indication of risk by showing changes in the Fund’s performance over time. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns compare to a broad-based market index, which is the Fund’s benchmark index, for the period indicated.
The chart and the table show the performance of the Fund for all periods.
You may obtain updated performance information on the Fund’s website at www.saturna.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Saturna Sustainable Equity Fund. Year ended December 31
Best Quarter	Q2 2020	19.57%
Worst Quarter	Q1 2020	-14.69%
The calendar year-to-date total return as of September 30, 2025 was 16.60%.
	1 Year	5 Years	Life of Fund[1]
Return before taxes	9.61%	7.22%	7.59%
Return after taxes on distributions	9.53%	7.12%	7.49%
Return after taxes on distributions and sale of Fund Shares	7.37%	5.71%	6.18%
Bloomberg World Large & Mid Cap Total Return (reflects no deduction for fees, expenses or taxes)	17.95%	10.33%	9.65%
S&P Global 1200 Index (reflects no deduction for fees, expenses or taxes)	18.97%	11.38%	10.44%
1 The Fund began operations March 27, 2015.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
In loss periods, the average after-tax total return may be higher than the average annual total return because of an assumed deduction of losses from other income.

Saturna International Fund
The bar chart and table below provide an indication of risk by showing changes in the Fund’s Z Class performance over time. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns compare to a broad-based market index, which is the Fund’s benchmark index, as well as an additional broad-based market index with characteristics similar to those of the Fund, for the periods indicated.
In the table below, the performance of the Fund’s Z Class shares for all periods.
You may obtain updated performance information on the Fund’s website at www.saturna.com/resources/literature. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Calendar year total returns for Z Class shares. Year ended December 31
Best Quarter	Q2 2020	18.46%
Worst Quarter	Q1 2020	-20.85%
The calendar year-to-date total return as of September 30, 2025 was 22.65%.
	1 Year	5 Years	Life of Fund[1]
Return before taxes	1.44%	5.97%	8.17%
Return after taxes on distributions	1.31%	5.51%	7.23%
Return after taxes on distributions and sale of Fund Shares	1.10%	5.40%	6.77%
Bloomberg Developed Markets ex-US Large & Mid Cap Total Return Index (Reflects no deduction for fees, expenses or taxes)[2]	5.51%	5.71%	5.78%
MSCI EAFE Index (Reflects no deduction for fees, expenses or taxes)	4.35%	5.23%	5.35%
1 The Fund began operations June 2, 2017.
2 The Fund changed its benchmarks to simplify Fund performance benchmarking and marketing, and to reduce data expenses related to Fund benchmarks.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
In loss periods, the average after-tax total return may be higher than the average annual total return because of an assumed deduction of losses from other income.
Capitalization
The following table shows the capitalization of the Target Fund and the Acquiring Fund as of November 30, 2025, and of the Acquiring Fund on a pro forma combined basis as of that date, after giving effect to the Reorganization. The table is for informational purposes only. The capitalization of the Funds is likely to be different on the Closing Date due to purchase and redemption activity in the Funds.
	Net Assets	Net Asset Value Per Share	Shares Outstanding
Saturna Sustainable Equity Fund	$25,663,665	$22.84	1,123,627
Saturna International Fund – Z Class	$34,677,201	$27.36	1,267,254
Adjustments	$0	N/A	0
Pro forma Saturna International Fund - Z Class (After Reorganization)	$60,340,866	$27.36	2,205,441

Additional Information About the Reorganization
Terms of the Reorganization Plan
The terms and conditions under which the Reorganization will be completed are contained in the Reorganization Plan. The following summary thereof is qualified in its entirety by reference to the Reorganization Plan, a copy of the form of which is attached to this Information Statement as Appendix A.
The Reorganization Plan provides for the Reorganization to occur on or about March 20, 2026. The Reorganization Plan provides that, in the Reorganization, the Target Fund will transfer all of its assets to the Acquiring Fund at the close of business (or other time determined by the Trust) on the Closing Date. In exchange for that transfer of assets, the Acquiring Fund will simultaneously (1) issue the number of full and fractional shares of Z Class shares of the Acquiring Fund equal in aggregate value to the Target Fund’s aggregate NAV (i.e.. the value of the transferred assets less the amount of the Target Fund’s liabilities) attributable to the shares of the Target Fund on the Closing Date and (2) assume all of the liabilities of the Target Fund. Immediately thereafter, the Target Fund will distribute the Z Class shares of the Acquiring Fund to the Target Fund’s shareowners as of the close of business on the Closing Date, by the Trust’s transfer agent establishing accounts on the Acquiring Fund’s share records in the names of those shareowners (except shareowners in whose names accounts thereon already exist) and crediting each shareowner’s newly opened (or pre-existing) account with the respective pro rata number of full and fractional Z Class shares of the Acquiring Fund due the shareowner, in complete liquidation (for federal tax purposes) of the Target Fund. As a result, immediately after the Reorganization, those shareowners of the Target Fund’s shares will own Z Class shares of the Acquiring Fund having an aggregate value equal to the aggregate value of his or her Target Fund shares held immediately prior to the Reorganization. No sales charges will be imposed in connection with the receipt of Acquiring Fund shares by shareowners of the Target Fund. Shares will be held in book entry form only. Paper certificates will not be issued. After such distribution, the Trust will take all necessary steps to effect a complete dissolution of the Target Fund (which will be treated as a complete liquidation thereof for federal tax purposes, within the meaning of applicable regulations).

Until the day prior to the Closing Date, shareowners of the Target Fund will continue to be able to redeem their Target Fund shares at the NAV per share next determined after the receipt by the transfer agent of a redemption request in prior form. Redemption requests received by the transfer agent on or after the Closing Date will be treated as requests received for the redemption of shares of the Acquiring Fund received by the shareowner in connection with the Reorganization. After the Reorganization, all of the issued and outstanding shares of the Target Fund will be canceled on the Target Fund’s shareowner records, which will be permanently closed. If the Reorganization is consummated, Target Fund shareowners will be free to redeem the Z Class shares of the Acquiring Fund that they receive in the Reorganization at their then-current NAV. Shareowners of the Target Fund may wish to consult their tax advisers as to any different consequences of redeeming their Target Fund shares prior to the Reorganization or exchanging such shares for shares of the Acquiring Fund in the Reorganization.
The Reorganization Plan may be terminated or delayed and may be abandoned or postponed by the Board at any time before the Closing Date, if circumstances develop that, in the Board’s judgment, make proceeding with the Reorganization inadvisable for any of the Funds. The completion of the Reorganization is subject to a number of conditions, including the receipt of a legal opinion from counsel to the Trust with respect to certain tax matters (see “Federal Income Tax Consequences of the Reorganization,” below). In addition, the Reorganization Plan requires that the Target Fund will have distributed by the Closing Date substantially all of its taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for all federal income tax periods through the Closing Date so that the Target Fund will have not federal income or excise tax liability at the time of its Reorganization. In the event that the Target Fund must make a distribution to its shareowners by the Closing Date of all undistributed net income and net capital gains, including net capital gains realized by the Target Fund, if any, in connection with certain changes made to its portfolio in advance of the Reorganization, such distribution will be taxable to shareowners as ordinary income and/or long-term capital gain depending on the Target Fund’s holding period for such assets, unless shareowners hold their shares through tax-advantaged arrangements, such as 401 (k) plans or individual retirement accounts. Assuming satisfaction of the conditions in the Reorganization Plan, the Closing Date of the Reorganization is expected to be on or about March 20, 2026, or another date determined by the Trust.
The Target Fund and/or its shareowners will not incur any direct expenses in connection with the Reorganization. The Adviser shall bear the expenses relating to the Reorganization. Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, or would prevent the Reorganization from qualifying as a tax-free reorganization. The costs of the changes to the Target Fund’s portfolio prior to the Reorganization will be borne by the Target Fund. The costs of such changes would be subject to the existing fee waiver/expense reimbursement agreement between the Trust, on behalf of the Target Fund, and the Adviser. However, brokerage commissions associated with such changes are excluded from the fee waiver/expense reimbursement agreement, and thus would be borne by the Target Fund.
The Reorganization Plan may be amended by the Board at any time and in any manner. In addition, the Reorganization Plan may be terminated at or before the Closing by the Board with respect to the Reorganization if circumstances develop that, in the Board’s opinion, make proceeding with the Reorganization inadvisable for either Fund.
Description of the Securities to Be Issued
In accordance with the procedures provided for in the Reorganization Plan, the shareowners of the Target Fund will receive shares of the class with the same aggregate value of the Acquiring Fund that the shareowner holds in the Target Fund immediately prior to the Reorganization as set forth below:
Target Fund	Acquiring Fund
Saturna Sustainable Equity Fund	Saturna International Fund Z Class shares

Shares will be held in book entry form only; paper certificates will not be issued. No sales charges will be imposed in connection with the receipt of the Acquiring Fund’s Z Class shares by shareowners of the Target Fund pursuant to the Reorganization.
The Funds have identical purchase procedures, exchange rights and redemption procedures, and the Target Fund have the same purchase, exchange, and redemption procedures as the Acquiring Fund. The Funds’ purchase procedures and exchange rights and redemption procedures are discussed further in Appendix C below.

Board Considerations
The Board met on December 16, 2025, to consider the Reorganization. Based upon the recommendation of the Adviser, the Board’s evaluation of the relevant information prepared by the Adviser and presented to the Board in advance of the meeting, and in light of its fiduciary duties, the Board, including all of the trustees who are not “interested persons” of the Trust as defined in the 1940 Act, unanimously approved the Reorganization Plan based on a determination that the Reorganization is in the best interests of the Target Fund and the Acquiring Fund and their respective shareowners, and that the interests of existing Target Fund and Acquiring Fund shareowners will not be diluted as a result of the Reorganization.
In approving the Reorganization, the Board considered the terms of the Reorganization Plan and determined that the Reorganization would provide Target Fund shareowners with the options of: (1) continuing to pursue their investment objective through a combined larger fund that pursues an investment objective that is materially the same on a tax-free basis; or (2) for any shareowners who did not wish to participate in the Reorganization, redeeming their investment in the Target Fund or exchanging their Target Fund shares for shares of another fund of the Trust, which might have tax consequences for them, at any time before or after the Reorganization.
The Board reviewed and analyzed various factors it deemed relevant, including the following factors, none of which by itself was considered dispositive. The determinations were made on the basis of the business judgment of the Board after consideration of all the factors taken as a whole, though individual members of the Board may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.
The Terms and Conditions of the Reorganization. The Board considered the terms of the Reorganization Plan, and, in particular, that the transfer of the assets of the Target Fund will be in exchange for Z Class shares of the Acquiring Fund and the Acquiring Fund’s assumption of all liabilities of the Target Fund. The Board also considered that, pursuant to the Reorganization Plan, each Target Fund shareowner would receive the same aggregate value of Z Class shares of the Acquiring Fund as the aggregate value of shares of the Target Fund that the shareowner holds immediately prior to the Reorganization. As a result, the Board determined that the interests of each Fund’s shareowners would not be diluted as a result of the Reorganization.
Investment Objectives, Policies and Limitations and Continuity of the Adviser. The Board considered that, at the time of the Reorganization, the Funds have investment objectives that are not materially different. The Board considered the differences between the Target Fund and the Acquiring Fund, as included in “Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers.” The Board also considered that the Funds have the same fundamental investment restrictions. The Board considered that, after the Reorganization, the Acquiring Fund would continue to pursue its current investment objective and investment strategy. The Board also considered that the Acquiring Fund’s portfolio managers would continue to manage the Acquiring Fund after the Reorganization.
Comparison of Fund Performance. The Board considered each Fund’s historical investment performance and returns, both as shown in the section titled “Comparative Performance Information” in the Proposal in this Information Statement, as well as more recent performance information for the one-year, five-year, and life of fund periods ended September 30, 2025. The Board considered that, for the one-year, five-year and since inception periods ended December 31, 2024, the Acquiring Fund Z Class shares underperformed the Target Fund for the one-year and five-year periods and had higher average annual total returns (net of fees) than the Target Fund for the since inception period. The Board also considered that, for the one-year, five-year, and since inception periods ended September 30, 2025, the Acquiring Fund had higher average annual total returns (net of fees) than the Target Fund. In evaluating the Funds’ performance, the Board noted how selecting different time periods for performance calculations (for example, whether a one-year period is from December to December or September to September) can produce significantly different results in terms of a Fund’s returns. The Board also reviewed calendar year returns for the Target Fund for the past approximately ten years as compared to the calendar year performance of the Target Fund and determined that, while there were periods of comparative outperformance and underperformance, the Reorganization would result in a benefit to shareowners in that it will permit shareowners invested in the Target Fund to allocate amounts to a larger combined Fund that pursues a similar investment objective, provides comparable exposure to a similar asset class and strategies, and has better prospects for attracting additional assets and realizing a lower total annual operating expense ratio than the Target Fund. Additionally, the Board considered that the Acquiring Fund will be the accounting survivor of the Reorganization. This means that the Acquiring Fund will retain its historical investment performance and returns.

Net Assets and Portfolio Composition. The Board considered that, as of November 30, 2025 the asset size of the Saturna Sustainable Equity Fund, and the Saturna International Fund was approximately $25,663,665 and $34,677,201, respectively, with a combined Fund size of approximately $60,340,866 after the Reorganization.
Management and Investment Advisory Fee Rates. The Board considered the advisory and administrative fee rates paid by the Target Fund and the Acquiring Fund based on their most recent financial statements and as of May 31, 2025. The Board considered that the Target Fund, the Saturna Sustainable Equity Fund, pays a higher investment advisory and administrative fee rate than the Acquiring Fund, the Saturna International Fund, pays to the Adviser. The Board considered that the Acquiring Fund’s investment advisory and administrative fee rate schedule would not change following the Reorganization.
Relative Expense Ratios and Continuation of Waiver Agreements. The Board considered the Funds’ comparative expense ratios based on their most recent financial statements and as of May 31, 2025. The Board considered that, following the Reorganization, (1) the net expense ratio for the Acquiring Fund would be the same as the current expense cap of the Target Fund, and (2) the gross expense ratio of the Acquiring Fund will be lower than that of the Target Fund prior to the Reorganization. The net expense ratio for the Acquiring Fund is after the fee waiver and/or expense reimbursement, which may be terminated on March 30, 2027, at which point the fees may be higher than the fees listed.
The Board considered that the Adviser had agreed to continue for a period of one year following the Reorganization the Acquiring Fund’s current expense cap, as set forth below:
Current Expense Cap
Saturna International Fund – Z Class shares	0.75%

Economies of Scale. The Board considered that, after giving effect to the Reorganization, the Acquiring Fund may achieve economies of scale in connection with an increase in its asset size.
Benefits to the Adviser. The Board considered that, following the Reorganization, there will be no reduction in compensation expenses related to the management and support of the Trust. The Board considered that the Reorganization may increase investment in the Acquiring Fund which would increase advisory fees received by Adviser, and a potential reduction in any costs payable by the Adviser under any applicable contractual fee waivers enjoyed by the Target Fund in excess of any fees that may be waived with respect to the Acquiring Fund. Additionally, the Board considered that, indirectly, the Adviser could benefit from reduced overhead costs attributable to the elimination of the Target Fund, such as a reduction in administrative expenses which are currently waived by the Adviser.
Best Interests. The Board considered that the Adviser believes that the Reorganization is in the best interests of the Funds and their shareowners and was recommending approval of the Reorganization Plan due to the potentially lower and more competitive expenses of the Acquiring Fund relative to the Target Fund, and the better anticipated prospects for growth of the combined Fund.
Tax Consequences. The Board considered that the Reorganization is expected to be free from adverse federal income tax consequences for each Fund and its respective shareowners.
Expenses Relating to Reorganization. The Board considered that the Adviser would bear the direct costs of the Reorganization. The Board noted that the Adviser does not anticipate any material indirect expenses related to the Reorganization, but that any such indirect expense would be paid by the Funds, subject to the fee waiver and/or expense reimbursement agreement between the Trust, on behalf of the Funds, and the Adviser. The Board also considered that the Target Fund would pay the brokerage costs associated with the transition of the Target Fund’s portfolio to align with the Acquiring Fund prior to the Reorganization.
Other Alternatives. The Board considered that, if Target Fund shareowners do not approve the Reorganization Plan, the Reorganization will not occur and the Board may take such further action as it may deem to be in the best interest of the Target Fund and the Acquiring Fund and their shareowners.

Federal Income Tax Consequences of the Reorganization
The exchange of the Target Fund’s assets solely for the Acquiring Fund’s shares and the latter’s assumption of the Target Fund’s liabilities is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1) of the Internal Revenue Code of 1986, as amended (“Code”). As a condition to consummation of the Reorganization, each Fund will receive an opinion from K&L Gates LLP, the Trust’s counsel (“Opinion”), substantially to the effect that - based on the facts and assumptions stated therein and conditioned on the representations and warranties made in the Reorganization Plan and in separate letters, if requested, addressed to the Trust’s counsel being true and complete immediately after the close of business on the Closing Date (“Effective Time”) and consummation of the Reorganization in accordance with the Reorganization Plan (without the waiver or modification of any terms or conditions thereof and without taking into account any amendment thereof that Acquiring Trust’s counsel has not approved) - for federal income tax purposes:
(a)
The Target Fund’s transfer of assets to the Acquiring Fund in exchange solely for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Target Fund’s liabilities, followed by the Target Fund’s distribution of those shares pro rata to the Shareowners actually or constructively in exchange for their Target Shares and in complete liquidation of the Target Fund, will qualify as a “reorganization” (as defined in section 368(a)(1)), and each Fund will be “a party to a reorganization” within the meaning of section 368(b) of the Code;

(b)
The Target Fund will recognize no gain or loss on the transfer of its assets to the Acquiring Fund in exchange solely for the Acquiring Fund’s shares and the Acquiring Fund’s assumption of the Target Fund’s liabilities or on the subsequent distribution of those shares to the Target Fund’s shareowners in exchange for their Target Fund shares;

(c)
The Acquiring Fund will recognize no gain or loss on its receipt of the Target Fund’s assets in exchange solely for the Acquiring Fund’s shares and the Acquiring Fund’s assumption of the Target Fund’s liabilities;

(d)
The Acquiring Fund’s basis in each asset it receives from the Target Fund will be the same as the Target Fund’s basis therein immediately before the Reorganization, and the Acquiring Fund’s holding period for each such asset will include the Target Fund’s holding period therefor (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period);

(e)	A Target Fund shareowner will recognize no gain or loss on the exchange of all its Target Fund shares solely for the Acquiring Fund’s shares pursuant to the Reorganization; and

(f)
A Target Fund shareowner’s aggregate basis in the Acquiring Fund’s shares it receives in the Reorganization will be the same as the aggregate basis in its Target Fund shares it actually or constructively surrenders in exchange for those Acquiring Fund shares, and its holding period for those Acquiring Fund shares will include, in each instance, its holding period for those Target Fund shares, provided the shareowner holds them as capital assets at the Effective Time.

Notwithstanding clauses (b) and (d), the Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Target Fund shareowner with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof under a mark-to- market system of accounting.
A Fund’s ability to carry forward capital losses, if any, and to use them to offset future gains may be limited as a result of the Reorganization. “Pre-acquisition losses” of either the Target Fund or the Acquiring Fund (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become subject to limitations on their use to offset gains of the combined Fund. Additionally, if one Fund has net unrecognized gains above a certain threshold as of the date of the Reorganization (“built-in gains”), the other Fund’s pre-Reorganization losses cannot be used to offset such built-in gains if they are recognized during the five-year period beginning on the date of the Reorganization.

In addition, the Reorganization will result in the spreading of tax benefits and tax costs across the larger shareowner base of the combined Fund. On the one hand, the shareowners of the Target Fund will receive a proportionate share of any “built-in” (unrealized) gains in the Acquiring Fund’s assets, as well as any taxable gains realized by the Acquiring Fund but not distributed to its shareowners prior to the Reorganization, when such gains are eventually distributed by the Acquiring Fund. As a result, shareowners of the Target Fund may receive larger taxable distributions than they would have had the Reorganization not occurred. Additionally, any pre-acquisition losses of the Target Fund (whether realized or unrealized) remaining after the operation of the limitation rules described above will become available to offset post-Reorganization capital gains otherwise distributed to a broader group of shareowners than would have been the case absent such Reorganization, such that the benefit of those losses to the Target Fund shareowners may be further reduced relative to what the benefit would have been had the Reorganization not occurred. On the other hand, any pre-acquisition losses of the Acquiring Fund remaining after the operation of the limitation rules described above will be available to offset capital gains of the combined Fund realized after the Reorganization other than Target Fund built-in gains (as set forth above), potentially resulting in a tax benefit to the Target Fund shareowners.
While the Reorganization is expected to be tax-free for federal income tax purposes, shareowners will receive income and recognize gains for federal income tax purposes (except in the case of tax-advantaged shareowners, such as 401(k) plans or individual retirement accounts) in the event that the Target Fund must make a distribution to its shareowners by the Closing Date of all undistributed net income and net capital gains, including net capital gains realized by the Target Fund in connection with changes made to align its portfolio with that of the Acquiring Fund prior to the Reorganization. It is also expected that the Acquiring Fund will distribute its recognized gains to its shareowners prior to the Reorganization so that the Target Fund’s shareowners will not receive distributions of such gains after the Reorganization.
Form of Organization and Rights of Shareowners of the Funds
Governing Law. There are no material differences between rights of shareowners of the Funds. Each of the Target Fund and the Acquiring Fund is a separate series of the Trust, which is organized as a Washington Massachusetts Trust. The Trust is authorized to issue an unlimited number of shares of beneficial interest. The Trust’s operations are governed by its Declaration of Trust, as amended (the “Declaration of Trust”), By-Laws and applicable state law. The following summary thereof is qualified in its entirety by reference to the Declaration of Trust and By-Laws.
Although federal law, and particularly the 1940 Act, regulates many of the aspects of the governance of a mutual fund, some state laws also apply because each mutual fund is organized as an entity under state law. The following is a summary of the law governing Washington Massachusetts Trusts, a type of common law trust organized in the State of Washington.
The laws of the State of Washington regarding Massachusetts Trusts allow the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally resides with the trustees, and shareowner voting and other rights are limited to those provided to the shareowners in the declaration of trust. In resolving matters of interpretation under the laws, courts may look to common law and Washington corporate law.
Under the Declaration of Trust, any shareowner or former shareowner of the Funds will not be held to be personally liable for any debt, claim, action, demand, suit, proceeding, judgment, decree, liability, or obligation of any kind incurred against or with respect to the Trust. The Funds are required to indemnify shareowners and former shareowners against losses and expenses incurred in connection with proceedings relating to his or her being or having been a shareowner of the Fund and not because of his or her acts or omissions or for some other reason.
A Washington Massachusetts Trust can limit a trustee’s personal liability. The Declaration of Trust states that, provided they have conducted themselves in good faith and have acted under the reasonable belief that their actions are in the best interests of the Trust, the Trustees will not be responsible for or liable in any event for neglect or wrongdoing of the Trustees or any officer, agent, employee or investment adviser of the Trust, but no Trustee will be protected against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Investment Company Act also provides that no fund officer or trustee shall be protected from liability to the fund or shareowners for misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office.
The Declaration of Trust provides for shareowner voting for the election or removal of Trustees; with respect to the approval or termination in accordance with the 1940 Act of any agreement as to which shareowner approval is required by the 1940 Act; with respect to sale or merger and termination of the Trust; with respect to certain amendments of the Declaration of Trust; and with respect to such additional matters relating to the Trust as may be required by law, the Declaration of Trust or the By-Laws of the Trust, or any registration and/or qualification of the Trust with the SEC or any state, as the Trustees may consider desirable.

Board of Trustees. The Trust Board has six trustees, one of whom is deemed an “interested person” (as defined in the 1940 Act) of the Trust. For more information, refer to the Statement of Additional Information to this Information Statement, which is incorporated by reference into this Information Statement.
Tax Information
Any distributions you receive from the Fund may be taxed as ordinary income, qualified dividend income, or capital gains.
Financial Intermediary Compensation
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information About the Funds
Service Providers
The Adviser
Saturna Capital Corporation, 1300 N. State Street, Bellingham, Washington 98225, is the Trust’s investment adviser and administrator (the “Adviser” or “Saturna Capital”). Saturna Capital is also the Funds’ transfer agent and shareowner servicing agent. Founded in 1989, Saturna Capital has approximately $8.2 billion in assets under management (as of December 31, 2024). It is also the Adviser to the other funds of the Saturna Investment Trust, the Amana Mutual Funds Trust, and to separately managed accounts. Saturna Capital’s wholly-owned subsidiary in Malaysia manages separate accounts and investment funds. Another wholly-owned subsidiary, Saturna Environmental Corporation, owns an environmental education camp. Ms. Jane K. Carten, Chairperson, CEO and President of Saturna Capital, through her ownership of 51.94% of its voting stock, is a control person of the Adviser. The NFK Trust, through its ownership of 38.33% of its voting stock, is a control person of the Adviser.
Pursuant to the Investment Advisory and Administrative Agreement, the Adviser supervises the investment management of the cash and securities of the Funds, and in that connection, to the extent required, shall furnish to the Funds advice and recommendations on securities to be purchased, held or sold and the portion of the assets to remain uninvested, all according to the investment objectives, powers and restrictions imposed by law or other governing document or writing binding upon the Funds.
The Adviser also furnishes the Funds’ office space, office facilities and equipment, related utilities, telephone service, stationery and supplies, typesetting, personnel (including executive officers), and clerical and bookkeeping services as required to fulfill its obligation as Adviser for the Funds. The Adviser pays the compensation of its executives and employees, whether an officer or employee of the Funds, for all services rendered by them for the Funds as required to fulfill its obligation as Adviser. The Adviser pays on behalf of the Funds’ trade association membership and meeting expenses, and the preparation, printing, qualification and offering (but not administration on behalf of a participant or participating entity) of any prototype retirement plan offered by the Funds to Shareowners on the recommendation of the Adviser. The Adviser additionally acts as fund accountant and prepares daily reports of Funds’ net asset values as well as all other financial statements and reports. With the consent of the Trustees, the Adviser at its expense may delegate fund accounting duties to another qualified party. The Adviser also acts as transfer agent, registrar, and dividend disbursing agent for the Funds.
Subject to review by the Trustees, the Adviser places all orders for the purchase and sale of securities of the Fund. The Adviser or a subsidiary of the Adviser is permitted to act as a broker (but not a dealer or underwriter) in securities traded by the Fund, subject to review by the Trustees and all pertinent regulations and limitations. No such orders shall be placed in contravention of the Investment Company Act of 1940.
The Funds pay or provide for the payment of its expenses not assumed by the Adviser, which expenses include, without limitation, taxes, interest, brokerage commissions, compensation and expenses of Trustees, legal, accounting and auditing expenses, compliance officers, insurance premiums, custodian fees, the expense of issuing shares of the Funds under the federal securities laws and the regulatory authorities of the various states in which the Funds are authorized to offer shares, and the expense of preparing, printing and mailing financial reports, investment newsletters, notices and prospectuses for its existing Shareowners.
Advisory Fee
Under the terms of the Funds’ Advisory and Administrative Services Agreement with the Adviser, each of the Saturna Funds pays the Adviser an advisory and administration fee. This fee covers certain administrative services such as portfolio accounting, shareowner and financial reporting, shareowner servicing, and transfer agency services. The fee is also compensation for portfolio management, advice, and recommendations on securities to be purchased, held, or sold.  The Funds are obligated to pay the Adviser fees computed and accrued daily and paid monthly at the annual rates set forth below:

Fund	Percentage of Average Daily Net Assets
International Fund - Z Class Shares	0.50%
Saturna Sustainable Equity Fund	0.65%

Each class of shares of a Fund is subject to the same Advisory and Administrative Fee schedule.
For the fiscal year ended November 30, 2024, the aggregate advisory fee paid (after fee waivers) were as follows:
Aggregate Advisory Fees
International Fund - Z Class Shares	0.50%
Saturna Sustainable Equity Fund	0.49%

Pursuant to a written contract, the Adviser has committed through March 30, 2026, to waive fees and/or reimburse expenses to the extent necessary to ensure that annual net operating expenses, excluding taxes, commissions, and extraordinary expenses do not exceed 0.75% for Saturna Sustainable Equity Fund. Effective December 16, 2025, pursuant to a written contract, the Adviser has committed through March 30, 2027, to waive fees and/or reimburse expenses to the extent necessary to ensure that annual net operating expenses, excluding taxes, commissions, and extraordinary expenses do not exceed 0.75% for Z Class shares of the Saturna International Fund. These expense limitation agreements may be changed or terminated only with approval of the Board of Trustees.
For the fiscal year ended November 30, 2024, the Adviser did not reimburse any expenses of Z Class shares of the Saturna International Fund.
A discussion of the Board of Trustees’ consideration and approval of the renewal of the Investment Advisory and Administrative Services Agreement between the Adviser and the Trust, on behalf of each of the Target Fund and the Acquiring Fund, is available in the Funds’ Annual Financial Statements and Additional Information for the fiscal year ended November 30, 2024.
Other Service Providers
The Adviser’s wholly-owned subsidiary, Saturna Brokerage Services, Inc., 1300 N. State Street, Bellingham, WA 98225 is a general securities brokerage firm and acts as distributor for the Funds. Ms. Jane K. Carten is President of Saturna Brokerage Services, Inc. All employees of the distributor are also employees of the Adviser. Under the distribution agreement, the distributor is not required to sell a certain number of shares. The offering of shares by the distributor is continuous.
The Funds’ custodian is UMB Bank, NA, 928 Grand Blvd, 5th Floor, Kansas City, Missouri 64155. The custodian holds all securities and cash, settles all Fund portfolio securities transactions, receives (on behalf of the Funds) the money from sale of Fund shares, and on order of the Funds pays the authorized expenses of the Funds. When investors redeem Fund shares, the proceeds are paid to the shareowner from a Fund’s account at the custodian bank.
Tait, Weller and Baker LLP, 50 South 16th Street, Suite 2900, Philadelphia, PA 19102, is the independent registered public accounting firm for the Trust and the Funds. The accountants conduct an annual audit of the Funds as of November 30 each year. With pre-approval of the Trustees, they may provide related services such as preparing Fund tax returns. Tait, Weller and Baker LLP will continue to serve as the Acquiring Fund’s independent registered public accounting firm after the Reorganization.
K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006, serves as legal counsel to the Funds.

Rule 12b-l Distribution Plan
The Target Fund and Z Class shares of the Acquiring Fund do not participate in the Trust’s Rule 12b-1 distribution plan.
Payments to Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or investment adviser), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your broker-dealer or other financial intermediary’s website for more information.
“Householding”
One copy of this Information Statement may be delivered to multiple shareowners who share a single address, unless the Target Fund has received instructions to the contrary. If you would like to obtain an additional copy of this Information Statement or a copy of the Target Fund’s most recent Annual or Semi-Annual Shareowner Report, free of charge, write to the Adviser at 1300 North State Street, Bellingham, Washington 98225, Attn: Investor Services, or call 1-800-728-8762. If you received an Information Statement for each shareowner at your address and would like to receive a single copy in the future, please contact the Adviser as instructed above.
Additional Information
For additional information regarding your investment in the Acquiring Fund (and other funds in the Trust), including: (1) purchase, exchange and redemption information; (2) valuation of Acquiring Fund shares; (3) account and transaction policies; and (4) information regarding dividends, other distributions and taxes, please see Appendix C.
Financial Highlights
For the financial highlights tables of the Funds see “Financial Highlights” in Appendix D. The information in the financial highlights has been derived from, and should be read in conjunction with, the financial statements of the Funds and the notes thereto included in the Target Fund’s and Acquiring Fund’s Annual Shareowner Report for the fiscal year ended November 30, 2024, the Target Fund’s and Acquiring Fund’s Semi-Annual Shareowner Report for the fiscal period ended May 31, 2025.
* * * *

Appendix A

Plan of Reorganization and Termination
THIS PLAN OF REORGANIZATION AND TERMINATION (“Plan”) is adopted by SATURNA INVESTMENT TRUST, a Washington Massachusetts trust (“Trust”), on behalf of Saturna Sustainable Equity Fund, a segregated portfolio of assets (“series”) thereof (“Target”), and on behalf of Saturna International Fund, also a series thereof (“Acquiring Fund”).  (Each of Target and Acquiring Fund is sometimes referred to herein as a “Fund.”)  Notwithstanding anything to the contrary contained herein, (1) all agreements, covenants, representations, warranties, actions, and obligations (collectively, “Obligations”) of and by each Fund contained herein shall be deemed to be the Obligations of, and all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by, the Trust acting on its behalf,  and (2) in no event shall any other series of the Trust or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or the Trust of its Obligations set forth herein.
The Trust wishes to effect a reorganization described in section 368(a)(1) (all “section” references are to the Internal Revenue Code of 1986, as amended (the “Code”), unless otherwise noted), and intends this Plan to be, and adopts it as, a “plan of reorganization” (within the meaning of the regulations under the Code (“Regulations”)). The reorganization shall consist of (1) the transfer of all of Target’s assets to Acquiring Fund in exchange for shares in Acquiring Fund and Acquiring Fund’s assumption of all of Target’s liabilities, (2) the distribution of those shares pro rata to Target’s shareholders in exchange for their shares therein and in complete liquidation thereof (for federal tax purposes), and (3) Target’s termination as a series of the Trust, all on the terms and conditions set forth herein (all the foregoing transactions involving Target and Acquiring Fund being referred to herein collectively as the “Reorganization”).
The Trust’s board of trustees (“Board”), including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)), (1) has duly adopted this Plan and the transactions contemplated hereby and has duly authorized its performance hereof on each Fund’s behalf and consummation of the Reorganization by all necessary Board action and (2) has determined that participation in the Reorganization is in the best interests of each Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.
Saturna Sustainable Equity Fund offers one class of shares, designated “Investor Class” shares (“Investor Class Target Shares” or “Target Shares”). Saturna International Fund offers two classes of shares, designated “Investor Class” and “Class Z” (“Investor Class Acquiring Fund Shares” and “Class Z Acquiring Fund Shares”, respectively, and together, the “Acquiring Fund Shares”). The Funds’ similarly designated classes of shares have identical characteristics, rights, and preferences.
1. PLAN OF REORGANIZATION AND TERMINATION
1.1. Subject to the terms and conditions set forth herein, Target shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to Acquiring Fund.  In exchange therefor, Acquiring Fund shall –
(a)  issue and deliver to Target the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the eighth decimal place) Investor Class Acquiring Fund Shares determined by dividing Target’s net value (computed as set forth in paragraph 2.1) (“Target Value”) attributable to the Investor Class Target Shares by the net asset value (computed as set forth in paragraph 2.2) (“NAV”) of an Investor Class Acquiring Fund Share, and
 (b)  assume all of Target’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 3.1).
1.2. The Assets shall consist of all assets and property of every kind and nature ‑‑ including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, goodwill, and books and records ‑‑ Target owns at the Valuation Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on Target’s books at that time.

1.3. The Liabilities shall consist of all of Target’s liabilities, debts, obligations, and duties of whatever kind or nature existing at the Valuation Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time (as defined in paragraph 3.1), and whether or not specifically referred to herein, except expenses borne by another Target pursuant to paragraph 7.2.  Notwithstanding the foregoing, Target shall use its best efforts to discharge all its known liabilities, debts, obligations, and duties before the Effective Time.
1.4. If the dividends and/or other distributions Target has paid through the Effective Time for its current taxable year do not equal or exceed the sum of its (a) “investment company taxable income” (within the meaning of section 852(b)(2)), computed without regard to any deduction for dividends paid, plus (b) “net capital gain” (as defined in section 1222(11)), after reduction by any capital loss carryovers, for that year through that time (including any such gain realized and recognized pursuant to the transactions comprising the Reorganization), then at or as soon as practicable before that time, Target shall declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of that income and gain ‑‑ and in no event less than the sum of 98% of its “ordinary income” plus 98.2% of its “capital gain net income,” as those terms are defined in section 4982(e)(1) and (2), respectively ‑‑ for all federal income and excise tax periods ending at or before the Effective Time, and treating its current taxable year as ending at that time, such that Target will have no tax liability under sections 852 or 4982 for the current and any prior tax periods.
1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares it receives pursuant to paragraph 1.1(a) to the Target shareholders of record at the Effective Time (each, a “Shareholder”), in proportion to their Target Shares then so held and in constructive exchange therefor, and shall completely liquidate (which shall be treated as a complete liquidation of Target for federal tax purposes, within the meaning of section 1.368-2(m)(1)(iv) of the Regulations).  That distribution shall be accomplished by the Trust’s transfer agent’s opening accounts on Acquiring Fund’s shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist) and transferring those Acquiring Fund Shares to those newly opened and existing accounts.  Pursuant to that transfer, each Shareholder’s account shall be credited with the respective pro rata number of full and fractional Acquiring Fund Shares due that Shareholder, by class (i.e., the account for each Shareholder that holds Investor Class Target Shares shall be credited with the respective pro rata number of full and fractional Investor Class Acquiring Fund Shares, as applicable, due that Shareholder).  The aggregate NAV of Acquiring Fund Shares of each class to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Target Shares of the corresponding class that Shareholder holds at the Effective Time.  All issued and outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target’s shareholder records.  The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.
1.6. Any transfer taxes payable on issuance and transfer of Acquiring Fund Shares in a name other than that of the registered holder on Target’s shareholder records of the Target Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.
1.7. After the Effective Time, Target shall not conduct any business except in connection with its termination.  As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5 -- as provided there, on making that distribution Target’s liquidation shall be complete for federal tax purposes -- (a) Target shall be terminated as a series of the Trust and (b) the Trust shall make all filings and take all other actions in connection therewith necessary and proper to effect that termination.
1.8. Any reporting responsibility of Target to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.  In furtherance of the foregoing, after the Effective Time, the Trust shall prepare, or shall cause its agents to prepare, any federal, state, and local tax returns required to be filed by it with respect to Target’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall cause those tax returns to be duly filed with the appropriate taxing authorities.
2. VALUATION
2.1. For purposes of paragraph 1.1(a), Target’s net value shall be (a) the value of the Assets computed immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) and Target’s declaration of dividends and/or other distributions, if any, on the date of the Closing (“Valuation Time”), using the valuation procedures set forth in the Trust’s then‑current prospectus and statement of additional information (“Pro/SAI”) including Target and valuation procedures established by the Board (collectively, “Valuation Procedures”), less (b) the amount of the Liabilities at the Valuation Time.

2.2. For purposes of paragraph 1.1(a), the NAV per share of each class of Acquiring Fund Shares shall be computed at the Valuation Time, using the Valuation Procedures.
2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made (a) by Saturna Capital Corporation, in its capacity as the Trust’s Administrator, or (b) in the case of securities subject to fair valuation, in accordance with the respective Valuation Procedures.
3. CLOSING AND EFFECTIVE TIME
3.1. Unless the Trust determines otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to occur simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on March 20, 2026, or a later date as the Trust determines (“Effective Time”).  If, at or immediately before the Valuation Time, (a) the NYSE or another primary trading market for Fund securities of either Fund (each, an “Exchange”) is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on an Exchange or elsewhere is disrupted, so that, in the Board’s judgment, accurate appraisal of the value of either Fund’s net assets and/or the NAV per share of the class of Acquiring Fund Shares is impracticable, the date of the Closing (and, therefore, the Valuation Time and the Effective Time) shall be postponed until the first business day on which that Exchange is open for regular trading after the day when that trading has been fully resumed and that reporting has been restored.  The Closing shall be held at the Trust’s offices or at another place as the Trust determines.
3.2. The Trust shall direct the custodian of the Funds’ assets to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating that (a) the Assets it holds will be transferred to Acquiring Fund at the Effective Time and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.
3.3. The Trust shall direct its transfer agent to deliver to the Trust at or immediately after the Closing a Certificate stating that its records contain (a) the name, address, and taxpayer identification number of each Shareholder, (b) the number of full and fractional shares in each outstanding class of Target Shares each Shareholder owns, and (c) the dividend reinvestment elections, if any, applicable to each Shareholder, all at the Effective Time.
3.4. The Trust shall direct its transfer agent to deliver, (a) at the Closing, a confirmation, or other evidence satisfactory to the Trust, that the Acquiring Fund Shares to be issued to Target pursuant to paragraph 1.1(a) have been credited to Target’s account on Acquiring Fund’s shareholder records and (b) at or as soon as reasonably practicable after the Closing, a Certificate as to the opening of accounts on those records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist).
4. CONDITIONS PRECEDENT
4.1. The Trust’s obligation to implement this Plan on Acquiring Fund’s behalf shall be subject to satisfaction of the following conditions at or before, and continuing through, the Effective Time:
4.1.1. The Trust (a) is a common law trust that is duly organized, validly existing, and in good standing under the laws of the State of Washington, and its Declaration of Trust, dated February 19, 1987, as amended (“Declaration”) has been duly filed in the office of the Secretary of State thereof, (b) is duly registered under the 1940 Act as an open-end management investment company, which registration is in full force and effect, and (c) has the power to own all its properties and assets and to carry on its business described in its current registration statement on Form N-1A;
4.1.2. Target is a duly established and designated series of the Trust;
4.1.3. The adoption and performance hereof have been duly authorized at the date hereof by all necessary action on the part of the Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Plan constitutes a valid and legally binding obligation of the Trust, with respect to Target, enforceable in accordance with its terms, except as they may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and similar laws affecting the rights and remedies of creditors generally and by general principles of equity;

4.1.4. At the Effective Time, the Trust, on Target’s behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or are restricted to resale by their terms); and on delivery and payment for the Assets, the Trust, on Acquiring Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);
4.1.5. The Trust, with respect to Target, is not currently engaged in, and its adoption and performance hereof and consummation of the Reorganization will not result in, (a) a conflict with or material violation of any provision of Washington law, or the Trust’s Declaration or Bylaws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Trust, with respect to Target or on its behalf, is a party or by which it is bound or (b) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, with respect to Target or on its behalf, is a party or by which it is bound;
4.1.6. At or before the Effective Time, either (a) all material contracts and other commitments of or applicable to Target (other than this Plan and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate or (b) provision for discharge, and/or Acquiring Fund’s assumption, of any liabilities of Target thereunder will be made, without either Fund’s incurring any liability or penalty with respect thereto and without diminishing or releasing any rights the Trust on Target’s behalf, may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;
4.1.7. No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to Target or any of its properties or assets attributable or allocable to Target, that, if adversely determined, would materially and adversely affect Target’s financial condition or the conduct of its business; and the Trust, on Target’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Target’s business or the Trust’s ability to consummate the transactions contemplated hereby;
4.1.8. Target’s Statement of Assets and Liabilities, Fund of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended November 30, 2024, have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm (“Tait”), and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); those Statements present fairly, in all material respects, Target’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period(s) then ended; and, to the Trust’s management’s best knowledge and belief, there are no known contingent liabilities of Target required to be reflected on a Statement of Assets and Liabilities (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;
4.1.9.  Since November 30, 2024, the date of the last audited annual financial statement of Target, and since May 31, 2025, the date of the last unaudited semiannual financial statement of Target, there has not been any material adverse change in Target’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Target of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in Target’s NAV due to declines in market values of securities Target holds, the discharge of Target’s liabilities, or the redemption of Target Shares by its shareholders will not constitute a material adverse change;
4.1.10.  All federal, state, and local tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Target required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof (except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect); to the best of the Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Target (a) is in compliance in all material respects with all applicable Regulations pertaining to (1) the reporting of dividends and other distributions on and redemptions of its shares, (2) withholding in respect thereof, and (3) shareholder basis reporting, (b) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (c) is not liable for any material penalties that could be imposed thereunder;

4.1.11.  Target is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“IRS”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Target is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Target has elected to be a “regulated investment company” under Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) (“RIC”); for each taxable year of its operation (including the taxable year that will end at the Effective Time (“current year”)), Target has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;
4.1.12. Target is in the same line of business as Acquiring Fund is in, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; from the time the Board approved the transactions contemplated hereby (“Approval Time”) through the Effective Time, Target has invested and will invest its assets in a manner that ensures its compliance with the foregoing and paragraph 4.1.11; from the time it commenced operations through the Effective Time, Target has conducted and will conduct its “historic business” (within the meaning of that section) in a substantially unchanged manner; and from the Approval Time through the Effective Time, Target (1) has not disposed of and/or acquired, and will not dispose of and/or acquire, any assets (a) for the purpose of satisfying Acquiring Fund’s investment objective or policies or (b) for any other reason except in the ordinary course of its business as a RIC and (2) has not changed, and will not change, its historic investment policies in connection with the Reorganization;
4.1.13. At the Effective Time, (1) at least 33⅓% of Target’s Fund assets -- including, for these purposes, a proportionate share of the Fund assets of any RIC (including an exchange-traded fund that is a RIC) in which Target invests -- will meet Acquiring Fund’s investment objective, strategies, policies, risks, and restrictions (collectively, “Investment Criteria”), (2) Target will not have altered its Fund in connection with the Reorganization to meet that 33⅓% threshold, and (3) Target will not have modified any of its Investment Criteria as part of the plan of reorganization, for purposes of section 1.368-1(d)(2) of the Regulations;
4.1.14. To the best of the Trust’s management’s knowledge, there is no plan or intention by Target’s shareholders to redeem, sell, exchange, or otherwise dispose of a number of Target Shares (or Acquiring Fund Shares to be received in the Reorganization), in connection with the Reorganization, that would reduce their ownership of the Target Shares (or the equivalent Acquiring Fund Shares) to a number of shares that is less than 50% of the current number of Target Shares outstanding;
4.1.15. During the five-year period ending at the Effective Time, neither Target nor any person “related” (within the meaning of section 1.368-1(e)(4) of the Regulations (“Related”), without regard to section 1.368-1(e)(4)(i)(A) thereof) to it will have (1) acquired Target Shares with consideration other than Acquiring Fund Shares or Target Shares, except for shares redeemed in the ordinary course of Target’s business as a series of an open-end investment company pursuant to section 22(e) of the 1940 Act, or (2) made distributions with respect to Target Shares except for (i) normal, regular dividend distributions made pursuant to Target’s historic dividend-paying practice and (ii) other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax;
4.1.16.  All issued and outstanding Target Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Target Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Target’s shareholder records (as provided in the Certificate to be delivered pursuant to paragraph 3.3); and Target does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Shares, nor are there outstanding any securities convertible into any Target Shares;
4.1.17. Target incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;
4.1.18. Target is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));
4.1.19. Not more than 25% of the value of Target’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which Target invests (and not the securities issued by the RIC itself) shall be taken into account for this purpose;

4.1.20. On the effective date of the Registration Statement (as defined in paragraph 4.3.1), and at the Effective Time, the Trust’s Pro/SAI including Target will (a) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
4.1.21. The information to be furnished by the Trust for use in no-action letters, applications for orders, the Registration Statement, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects, will comply in all material respects with federal securities laws and other laws and regulations, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
4.1.22. The Acquiring Fund Shares to be delivered to Target hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof; and
4.1.23.  The Declaration permits the Trust to vary its shareholders’ investment; the Trust does not have a fixed pool of assets ‑‑ each series thereof (including Target) is a managed portfolio of securities, and each Target’s investment adviser and each investment sub-adviser thereof have the authority to buy and sell securities for it.
4.2. The Trust’s obligation to implement this Plan on Target’s behalf shall be subject to satisfaction of the following conditions at or before, and continuing through, the Effective Time:
4.2.1. The Trust (a) is a Washington trust, and its Declaration has been duly filed in the office of the Secretary of State of Washington, (b) is duly registered under the 1940 Act as an open-end management investment company, which registration is in full force and effect, and (c) has the power to own all its properties and assets and to carry on its business described in its current registration statement on Form N-1A;
4.2.2. Acquiring Fund is a duly established and designated series of the Trust;
4.2.3. The adoption and performance hereof have been duly authorized at the date hereof by all necessary action on the part of the Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Plan constitutes a valid and legally binding obligation of the Trust, with respect to Acquiring Fund, enforceable in accordance with its terms, except as they may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and similar laws affecting the rights and remedies of creditors generally and general principles of equity;
4.2.4. No consideration other than Acquiring Fund Shares (and Acquiring Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;
4.2.5. The Trust, with respect to Acquiring Fund, is not currently engaged in, and its adoption and performance hereof and consummation of the Reorganization will not result in, (a) a conflict with or material violation of any provision of Washington law, the Declaration or the Trust’s Bylaws, or any Undertaking to which the Trust, with respect to  Acquiring Fund or on its behalf, is a party or by which it is bound or (b) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, with respect to  Acquiring Fund or on its behalf, is a party or by which it is bound;
4.2.6. No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to Acquiring Fund or any of its properties or assets attributable or allocable to Acquiring Fund, that, if adversely determined, would materially and adversely affect Acquiring Fund’s financial condition or the conduct of its business; and the Trust, on Acquiring Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Acquiring Fund’s business or the Trust’s ability to consummate the transactions contemplated hereby;

4.2.7. Acquiring Fund’s Statements at and for the fiscal year (in the case of the Statement of Changes in Net Assets, for the two fiscal years) ended November 30, 2024, have been audited by Tait and are in accordance with GAAP; those Statements present fairly, in all material respects, Acquiring Fund’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period(s) then ended; and, to the Trust’s management’s best knowledge and belief, there are no known contingent liabilities of Acquiring Fund required to be reflected on a Statement of Assets and Liabilities (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;
4.2.8.  Since November 30, 2024, the date of the last audited annual financial statement of Acquiring Fund, and since May 31, 2025, the date of the last unaudited semiannual financial statement of Acquiring Fund, there has not been any material adverse change in Acquiring Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in Acquiring Fund’s NAV due to declines in market values of securities Acquiring Fund holds, the discharge of Acquiring Fund’s liabilities, or the redemption of Acquiring Fund Shares by its shareholders will not constitute a material adverse change;
4.2.9. All Returns of Acquiring Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect; to the best of the Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Acquiring Fund (a) is in compliance in all material respects with all applicable Regulations pertaining to (1) the reporting of dividends and other distributions on and redemptions of its shares, (2) withholding in respect thereof, and (3) shareholder basis reporting, (b) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (c) is not liable for any material penalties that could be imposed thereunder;
4.2.10. Acquiring Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the IRS or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Acquiring Fund is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Acquiring Fund has elected to be a RIC; for each taxable year of its operation (including the taxable year that includes the Effective Time (“current year”)), Acquiring Fund has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; Acquiring Fund will continue to meet all those requirements for the current year and intends to continue to do so, and to continue to be eligible to and to so compute its federal income tax, for succeeding taxable years; and Acquiring Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;
4.2.11. Acquiring Fund is in the same line of business as Target was in preceding the Reorganization, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; and following the Reorganization, Acquiring Fund will continue, and has no plan or intention to change, that line of business;
4.2.12. At the Effective Time, Acquiring Fund (1) will not have modified any of its Investment Criteria as part of the plan of reorganization and (2) will not have any plan or intention to change any of its Investment Criteria after the Reorganization;
4.2.13. Following the Reorganization, Acquiring Fund will (1) continue Target’s “historic business” (within the meaning of section 1.368-1(d)(2) of the Regulations) and (2) use a significant portion of Target’s “historic business assets” (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, Acquiring Fund (3) has no plan or intention to sell or otherwise dispose of a significant part of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (4) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain that status;

4.2.14. Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any Target Shares;
4.2.15. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization, except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor will Acquiring Fund or any person Related to it have any plan or intention at the Effective Time to acquire or redeem any Acquiring Fund Shares issued in the Reorganization ‑‑ either directly or through any transaction, agreement, or arrangement with any other person ‑‑ except for redemptions Acquiring Fund will make as such a series pursuant to section 22(e) of the 1940 Act;
4.2.16. Before or in the Reorganization, neither Acquiring Fund nor any person Related to it will have acquired, directly or through any transaction, agreement, or arrangement with any other person, Target Shares with consideration other than Acquiring Fund Shares;
4.2.17. Acquiring Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));
4.2.18. There is no plan or intention for Acquiring Fund to be terminated, dissolved, or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;
4.2.19. Assuming satisfaction of the condition in paragraph 4.1.19, immediately after the Reorganization (1) not more than 25% of the value of Acquiring Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which Acquiring Fund invests (and not the securities issued by the RIC itself) shall be taken into account for this purpose;
4.2.20.  All issued and outstanding Acquiring Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor are there outstanding any securities convertible into any Acquiring Fund Shares; and the Acquiring Fund Shares to be issued and delivered to Target, for the Shareholders’ accounts, pursuant to the terms hereof, (a) will have been duly authorized by the Trust and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) at the Effective Time and (b) when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, fully paid and non-assessable by the Trust;
4.2.21.  On the effective date of the Registration Statement, and at the Effective Time, (a) the Trust’s Pro/SAI including Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (b) that Pro/SAI and the prospectus included in the Registration Statement will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the foregoing will not apply to statements in or omissions from that prospectus made in reliance on and in conformity with information furnished by the Trust for use therein;
4.2.22.  The information to be furnished by the Trust for use in no-action letters, applications for orders, the Registration Statement, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects, will comply in all material respects with federal securities laws and other laws and regulations, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and
4.2.23.   The Declaration permits the Trust to vary its shareholders’ investment; the Trust does not have a fixed pool of assets ‑‑ each series thereof (including Acquiring Fund) is a managed portfolio of securities, and each Fund’s investment adviser and each investment sub-adviser thereof have the authority to buy and sell securities for it.
4.3. The Trust’s obligation to implement this Plan on each Fund’s behalf shall be subject to satisfaction of the following conditions at or before, and continuing through, the Effective Time:

4.3.1. No governmental consents, approvals, or authorizations (collectively, “consents”) or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents or orders of any court are required, for the Trust’s adoption and performance hereof on either Fund’s behalf, except for (a) the Trust’s filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus and information statement (“Registration Statement”), and a post-effective amendment to the Trust’s registration statement on Form N-1A and (b) consents, filings, and orders that have been made or received or may be required after the Effective Time;
4.3.2. The fair market value of the Acquiring Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Target Shares it actually or constructively surrenders in exchange therefor;
4.3.3. The Trust’s management (1) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person Related to either Fund or (ii) any portion of the Acquiring Fund Shares they receive in the Reorganization to any person Related to Acquiring Fund, (2) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares in Target as a series of an open-end investment company, (3) expects that the percentage of shareholder interests, if any, that will be disposed of as a result, or at the time, of the Reorganization will be de minimis, and (4) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;
4.3.4. Target’s shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice concerning the Reorganization), if any, incurred in connection with the Reorganization;
4.3.5. The fair market value and “adjusted basis” (within the meaning of section 1011) of the Assets will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;
4.3.6. At the Effective Time, there will be no intercompany indebtedness existing between the Funds that was issued, acquired, or settled at a discount;
4.3.7. Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Target held immediately before the Reorganization; for the purposes of the foregoing, any amounts Target uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (1) redemptions pursuant to section 22(e) of the 1940 Act and (2) dividends and other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax) will be included as assets it held immediately before the Reorganization;
4.3.8. None of the compensation any shareholder or any affiliate thereof receives as a service provider to Target will be separate consideration for, or allocable to, any of the Target Shares that any shareholder holds; none of the Acquiring Fund Shares any Shareholder receives in the Reorganization will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any shareholder or any affiliate thereof will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;
4.3.10. No expenses incurred by Target or on its behalf in connection with the Reorganization will be paid or assumed by Acquiring Fund, or any shareholder or any affiliate thereof, or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Fund Shares will be transferred to Target or any of its shareholders with the intention that such cash or property be used to pay any expenses (even Reorganization Expenses) thereof;
4.3.11. There will be no dissenters to the Reorganization under the applicable provisions of Washington law, and Acquiring Fund will not pay cash in lieu of fractional Acquiring Fund Shares in connection with the Reorganization;
4.3.12. The Reorganization is being undertaken for bona fide business purposes (and not a purpose to avoid federal income tax);

4.3.13. The principal purpose of Acquiring Fund’s assumption of the Liabilities is a bona fide business purpose and is not avoidance of federal income tax on the transaction.
4.3.14. All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Trust to carry out the transactions contemplated hereby; the Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to the Trust’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or shall be pending, threatened, or contemplated under the 1933 Act or the 1940 Act; the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act; and all consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) the Trust deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;
4.3.15. At the Effective Time, no action, suit, or other proceeding shall be pending (or, to the Trust’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;
4.3.16. The Trust shall have received an opinion of K&L Gates LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”).  In rendering the Tax Opinion, Counsel may assume satisfaction of all the conditions set forth in this section 4, may treat them as representations and warranties the Trust made to Counsel, and may rely as to factual matters, exclusively and without independent verification, on those representations and warranties and, if Counsel requests, on representations and warranties made in a separate letter addressed to Counsel (collectively, “Representations”).  The Tax Opinion shall be substantially to the effect that ‑‑ based on the facts and assumptions stated therein and conditioned on the Representations’ being true and complete at the Effective Time and consummation of the Reorganization in accordance herewith (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) ‑‑ for federal income tax purposes:
(a) Target’s transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund’s assumption of the Liabilities, followed by Target’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Target Shares and in complete liquidation of Target, will qualify as a “reorganization” (as defined in section 368(a)(1)), and each Fund will be “a party to a reorganization” (within the meaning of section 368(b));
(b) Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Target Shares;
(c) Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;
(d) Acquiring Fund’s basis in each Asset will be the same as Target’s basis therein immediately before the Reorganization, and Acquiring Fund’s holding period for each Asset will include Target’s holding period therefor (except where Acquiring Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);
(e) A Shareholder will recognize no gain or loss on the exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

(f) A Shareholder’s aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Target Shares it actually or constructively surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include, in each instance, its holding period for those Target Shares, provided the Shareholder holds the latter as capital assets at the Effective Time.
Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.
4.3.17. The Trust, on Acquiring Fund’s behalf, shall have executed and delivered at or before the Closing a Certificate confirming that the Trust, on Acquiring Fund’s behalf, assumes all of the Liabilities.
5. EXPENSES
The expenses of the Reorganization shall be borne by Saturna Capital Corporation as described in the Registration Statement, except that (a) Target shall not bear any brokerage or similar expenses incurred by or for the benefit of another Fund in connection with the Reorganization, which shall be borne by the Fund that directly incurs them, and (b) expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC.
6. ENTIRE PLAN; NO SURVIVAL
The Trust, on behalf of any Fund, has not made any representation, warranty, or covenant not set forth herein. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.
7. TERMINATION OF PLAN
The Board may terminate or delay this Plan with respect to the Reorganization and abandon or postpone the transactions contemplated hereby, at any time before the Effective Time, if circumstances develop that, in its opinion, make proceeding with the Reorganization inadvisable for either Fund.
8. AMENDMENTS
The Board may amend, modify, or supplement this Plan at any time in any manner, provided that, following that approval, no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.
9. MISCELLANEOUS
9.1. This Plan shall be governed by and construed in accordance with the internal laws of the State of Washington, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.
9.2. Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the Trust, on a Fund’s behalf, and its successors and assigns any rights or remedies under or by reason hereof.
9.3 Notice is hereby given that this instrument is adopted on behalf of the Trust’s trustees solely in their capacities as trustees, and not individually, and that the Trust’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than the Funds but are only binding on and enforceable against the Trust’s property attributable to and held for the benefit of each respective Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof.  The Trust, in asserting any rights or claims hereunder on either Fund’s behalf, shall look only to the other Fund’s Property in settlement of those rights or claims and not to the property of any other series of the Trust or to those trustees, officers, or shareholders.

9.4 Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

Adopted as of December 16, 2026

Appendix B

Ownership Of Shares
To each Fund’s knowledge, as of January 9, 2025, the below were all of the beneficial and record owners of 5% or more of any class of the Funds. The table also sets forth the estimated percentage of the Acquiring Fund that would have been owned by such parties assuming the proposed Reorganization had occurred on January 9, 2025. The owner listed is either a beneficial owner or a record owner who holds these shares of record for the accounts of certain of its clients, as indicated. A shareowner who owns beneficially 25% or more of the outstanding securities of at least one the Target Fund is presumed to “control” that Target Fund as defined in the 1940 Act and may be able to determine the outcome of a shareowner meeting. Such control may affect the voting rights of other shareowners.
Saturna Sustainable Equity Fund
Name and Address of Principal Holder	Fund Percentage (listed if over 5%)	Percentage Owned After the Reorganization
Saturna Capital Corporation[1] 1300 North State Street Bellingham, WA 98225	28.33%	n/a
Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA 94104	24.38%	n/a
NFSC Omnibus Account for the Exclusive Benefit of our Customers 200 Liberty Street New York, NY 10281	11.47%	n/a
Saturna Capital 401(k) Omnibus Account FBO Saturna Capital Employees 1300 North State Street Bellingham, WA 98225	6.66%	n/a

B-1

Saturna International Fund
Name and Address of Principal Holder	Fund Percentage (listed if over 5%)	Share Class	Share Class Percentage	Share Class Percentage Owned After the Reorganization
Saturna Capital Corporation[1] 1300 North State Street Bellingham, WA 98225	5.65%	Z Shares	12.90%	19.29%
Ronald H. Fielding¹ 1300 North State Street Bellingham,WA 98225	3.89%	Z Shares	8.90%	5.21%
Helen F. Schloerb Revocable Trust[1] P.O. Box 9623 North Amherst, MA 01059	3.35%	Z Shares	7.66%	4.49%
Saturna Capital 401(k) Omnibus Account FBO Saturna Capital Employees 1300 North State Street Bellingham, WA 98225	3.02%	Z Shares	6.90%	6.80%
Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA 94104	2.60%	Z Shares	5.94%	13.58%
F. Peter Schloerb Revocable Trust PO Box 9623 North Amherst, MA 01059	2.23%	Z Shares	5.11%	2.99%
1 Shares are owned beneficially.

B-2

Appendix C

Investment Information
 Shareowners receive annual and semi-annual reports for the Funds in which they invest, which include information about Fund expense, performance, fund statistics and material changes to a Fund. The audited financial statements of each Fund for the year ended November 30, 2024, included in the Funds’ Form N-CSR for the fiscal period ended November 30, 2024, are available upon request. Investors may obtain current share prices daily on financial information websites, by calling 1-888-732-8762, on electronic quotation systems, and at www.saturna.com/resources/literature. The following symbols can be used to obtain quotations and other information:
Saturna International Fund – Z Shares	SIFZX
Saturna Sustainable Equity Fund	SEEFX

This Prospectus, financial reports, performance information, proxy voting records, and other useful information are also available at www.saturna.com/resources/literature. Portfolio holdings are provided each month-end online (see the Statement of Additional Information for a description of portfolio disclosure policies).
Investment Adviser
Saturna Capital Corporation, 1300 N. State Street, Bellingham, Washington 98225, is Saturna Investment Trust’s (the “Trust”) investment adviser and administrator (“Saturna Capital” or the “Adviser”). Founded in 1989, Saturna Capital Corporation has approximately $8.2 billion in assets under management (as of December 31, 2024). It is also the Adviser to the other funds of the Saturna Investment Trust, the Amana Mutual Funds Trust, and to separately managed accounts. Saturna Capital’s wholly-owned subsidiary in Malaysia manages separate accounts and investment funds. Another wholly-owned subsidiary, Saturna Environmental Corporation, owns an environmental education camp.
Ms. Jane K. Carten MBA, portfolio manager of Saturna Sustainable Equity Fund, is Chairperson, CEO and President, director, and a controlling shareowner of Saturna Capital Corporation. Ms. Carten joined Saturna Capital in 1997 and previously held positions in operations, information technology, and marketing.
Mr. William B. Jones IV, CFA®, deputy portfolio manager of Saturna Sustainable Equity Fund, joined Saturna in September 2023. Prior to Saturna Capital, William was a multiasset Portfolio Manager at Verus Investments (“Verus”), with previous roles in risk, also at Verus, and derivatives at Russell Investments. He graduated from Western Washington University with a BA in Financial Economics.
Mr. Daniel Y. Kim, CFA®, portfolio manager of Saturna International Fund, joined Saturna Capital in 2023. Previous to Saturna, Mr. Kim served as chief investment officer, chief executive officer, and portfolio manager at Blackcrane Capital, LLC and as investment analyst and partner at Mastholm Asset Management, LLC.
Mr. Bryce R. Fegley MS, CIPM®, CFA®, deputy portfolio manager of Saturn International Fund is a portfolio manager and investment analyst of Saturna Capital Corporation. He has been the deputy portfolio manager since 2023.
See the Statement of Additional Information for a discussion of their compensation, other accounts managed, and ownership of the Saturna Funds. Portfolio managers may maintain substantial positions in the Saturna mutual funds and generally do not purchase individual securities for their own accounts.

Advisory Fee
Z Class shares of the Saturna International Fund  pays Saturna Capital an advisory and administrative fee at an annual rate of 0.50% of the Fund’s average daily net assets. The Saturna Sustainable Equity Fund pays a fee computed at the annual rate of 0.65%. The Fee is paid monthly.
For the fiscal year ended November 30, 2024, the aggregate advisory fee paid (after fee waivers) were as follows:
Aggregate Advisory Fees
International Fund - Z Shares	0.50%
Saturna Sustainable Equity Fund	0.49%

The investment adviser has committed through March 30, 2026, to waive fees and/or reimburse expenses to the extent necessary to ensure that annual net operating expenses, excluding taxes, commissions, and extraordinary expenses do not exceed 0.75% for Saturna Sustainable Equity Fund and committed through March 30, 2027 to waive fees and/or reimburse expenses to the extent necessary to ensure that annual net operating expenses, excluding taxes, commissions, and extraordinary expenses, do not exceed 0.75% for the Z Class shares of the Saturna International Fund. This expense limitation agreement may be changed or terminated only with approval of the Board of Trustees. These fees are after the expense reimbursement which may be terminated on March 30, 2027, at which point the fees may be higher than the fees listed.
For the fiscal year ended November 30, 2024, the investment adviser did not reimburse any expenses of Z Class shares of the Saturna International Fund.
A discussion of the Board of Trustees’ consideration and approval of the renewal of the Investment Advisory and Administrative Services Agreement between the Adviser and the Trust, on behalf of each of the Target Fund and the Acquiring Fund, is available in the Funds’ Annual Financial Statements and Additional Information for the fiscal year ended November 30, 2024.
Fund Share Pricing
Each Fund computes its daily share price (net asset value) using market prices as of the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time). Fund shares are not priced on the days when New York Stock Exchange trading is closed (typically weekends and US national holidays). Equity securities traded on a national securities exchange and over-the-counter securities are valued at the last reported sale price on the valuation day. Bonds and other fixed-income securities are valued at prices supplied by one or more independent pricing services, which generally reflect valuations provided by securities broker-dealers and analysis conducted by the independent pricing service. Securities for which there are no sales are valued at the latest bid price. Occasionally there may be days without a readily available market price for a security. These may happen when trading in a security is suspended, the market on which a security is principally traded closes early, or trading volume is insufficient to produce a reliable quoted or computed price. When this occurs, a fair value for such security is determined in good faith. The Board of Trustees has designated the investment adviser (Saturna Capital) as each Fund’s valuation designee to perform fair value functions in accordance with valuation policies and procedures adopted by the investment adviser, subject to the Board of Trustee’s oversight. Using fair value to price a security may result in a value different from the security’s most recent closing price and from the prices used by other mutual funds to calculate their share prices.
Bond Markets and foreign markets may close before the time as of which the share price is computed. Because of this, events occurring after the close of the bond market or a foreign market and before the share price computation may have a material effect on bond and foreign security prices. To account for this, the Funds use evaluations provided by an independent pricing service for bonds and foreign securities. Evaluations for foreign securities are based on the foreign securities’ most recent closing market prices as of 4 p.m. Eastern time and correlations with broad market indices, sector indices, equity index futures contracts, American Depositary Receipts, and other factors. Foreign securities may trade on weekends or other days when the Funds do not price their shares. As a result, the share price may change on days when you will not be able to purchase or redeem shares.
A Fund computes the share price of each share class by dividing the net assets attributable to each share class by the outstanding shares of that class. Each share class represents an interest in the same investment portfolio. Each share class is identical in all respects except that each class bears its own class expenses, and each class has exclusive voting rights. As a result of the differences in the expenses borne by each share class the share price will vary among a Fund’s share classes.

Additional information about portfolio security valuation, including foreign securities, is contained in the Trust’s Statement of Additional Information (SAI).
Purchase and Sale of Fund Shares
IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT: To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. For most accounts, we will ask for a photocopy of your driver’s license or other identifying documents.
You may open an account and purchase shares by sending a completed application, a photocopy of a government-issued identity document, and a check made payable to the Fund(s) of your choice. Certain account types may be opened online. The minimum initial investment for each Fund is $1,000. The Funds do not accept initial orders via telephone or unaccompanied by payment.
A broker-dealer or other financial intermediary that maintains an account with a Fund in the intermediary’s clients as nominee for the benefit of the intermediary’s clients may aggregate client orders to meet the $1,000 initial minimum investment. In addition, shares of the Funds are available for purchase without any minimum initial investment by:
•	Qualified and non-qualified employer-sponsored retirement or benefit plans, including 401(k) plans, 457 plans, 403(b) plans, profit-sharing plans, and deferred compensation plans;

•	Qualified retirement or benefit plans, including IRA, ESA, and HSA plans serviced as trustee by Saturna Trust Company; and

•	Fee-based advisory programs (including mutual fund wrap programs) sponsored by financial intermediaries that provide bundled services for a fee.

The price applicable to purchases and redemptions of Fund shares is the price next computed after receipt of a purchase or redemption request in proper order. There are no sales charges or loads. The Funds may reject purchases for any reason, such as excessive trading. In addition, anti-money laundering regulations limit acceptance of third-party checks and money orders.
Shareowners may purchase additional shares of either class of shares at any time in minimum amounts of $25. Once an account is open, purchases can be made by check, by electronic funds transfer, or by wire.
With prior authorization, purchase orders can be entered at www. saturna.com.
Shareowners may authorize the purchase or redemption of shares via electronic funds transfer (“EFT”) by completing the appropriate section of the application. The authorization must be received at least two weeks before EFT can be used. To use EFT to purchase or redeem shares, simply call 800-728-8762 (800-SATURNA). Investors may also wire money to purchase shares, though the wiring bank typically charges a fee for this service. Please notify Saturna Capital when you are wiring money.
Each time shares are purchased or redeemed, a confirmation is sent showing the details of the transaction as well as the current number and value of shares held. Share balances are computed in full and fractional shares, expressed to three decimal places.
Shareowners may request a redemption of all or part of their investment on any business day of the Funds. The Funds pay redemption proceeds in US dollars, and the amount per share received is the price next determined after receipt of a redemption request in proper order. The amount received depends on the value of the investments of that Fund on that day and may be more or less than the cost of the shares being redeemed.

If you are redeeming shares that you recently purchased by check, the Funds may delay sending your redemption proceeds until your check has cleared. This may take up to 15 calendar days after your check is received. If you are redeeming shares that you have recently purchased by EFT, those shares may be subject to a 60-day waiting period during which such shares may only be redeemed by EFT to the same bank account from which the funds were initially withdrawn. Such shares may not be redeemed online during the 60-day waiting period.
The Funds normally send redemption proceeds within one day; however, if the Funds reasonably believe that a cash redemption would negatively impact the operations of a Fund or that the shareowner may be engaged in market-timing or frequent trading, the Funds reserve the right to delay payment of the redemption proceeds for up to seven calendar days. The Fund’s investment team continually monitors portfolio liquidity and adjusts the Fund’s cash level based on market outlook, portfolio and investor transactions, and other relevant criteria. Unlike many mutual funds, the Funds do not maintain a bank line of credit that could be used to meet short-term liquidity needs. The Funds typically expect to meet redemption requests, under both normal and stressed market conditions, by redeeming cash and cash equivalent portfolio holdings and/or selling portfolio securities or other instruments.
The Funds also reserve the right to redeem an investor’s shares in kind (i.e., providing investors with portfolio securities instead of cash), in whole or in part to meet redemption requests in both normal and stressed market conditions and other appropriate circumstances. The Funds may also use redemptions in kind for certain Fund shares held by ReFlow. A redemption in kind will consist of securities equal in market value to the Fund shares being redeemed, using the same valuation procedures that the Funds used to compute their NAV. The Funds redeem in kind when Saturna Capital or the Board of Trustees determines that it is in the best interests of a Fund’s shareowners as a whole. There can be no assurance that the Funds will be able to manage liquidity successfully in all market environments. Under stressed conditions, the Fund may not pay redemption proceeds in a timely fashion.
The Funds reserve the right to change the terms of purchasing shares and services offered.
There are several methods you may choose to redeem shares:
Written Request
Write:	Saturna Mutual Funds Box N Bellingham, WA 98227-0596	or	Saturna Sustainable Funds Box N Bellingham, WA 98227-0596
Or Fax:	360-734-0755		360-734-0755
Or Email:	Investorservices@saturna.com		Investorservices@saturna.com
You may redeem shares by a written request and choose one of the following options for the proceeds:
•	Redemption check (no minimum)

•	Federal funds wire ($5,000 minimum)
Note: Signatures on written requests, such as payments directed to a third party, may need to be guaranteed by a national bank, trust company, or by a member of a national securities exchange.
Prevailing rates apply to federal funds wires and expedited courier service for redemption checks. Delivery times cannot be guaranteed by the Funds.
Telephone Request
Call: 1-800-728-8762 or 1-360-734-9900

Unless Saturna is notified in advance that you do not want this privilege, for telephone requests, the Funds will endeavor to confirm that instructions are genuine. The caller must provide:
•	the name of the person making the request,

•	the name and address of the registered owner(s),

•	the account number,

•	the amount to be redeemed, and

•	the method for remittance of the proceeds

Online
Visit: www.saturna.com/resources/ literature
To initiate transactions online, shareowners must first complete an Online Access and E-Delivery form available on www.saturna.com or by calling toll-free 1-800-728-8762. When accessing their account, users must provide their username and password, and possible security prompts.
You may choose one of the following options for the proceeds:
•
Redemption check (no minimum) sent to registered owner(s) at the account address of record. Note: redemption checks sent to other than registered owners may require a written request with a signature guarantee.

•
Electronic Funds Transfers ($100 minimum) with proceeds transmitted to your bank account as designated by the EFT authorization on your application or banking authorization form. The transfer agent must receive the EFT authorization at least two weeks before EFT can be used.

•
Exchange (in at least the minimum established by the Fund being purchased) for shares of any other Fund for which Saturna Capital Corporation is the adviser. If the exchange is your initial investment into a Fund, the new account will automatically have the same registration as your original account. Exchanges are currently available via written and telephone requests.

As the transfer agent, Saturna may also require a form of personal identification. Neither the transfer agent nor the Funds will be responsible for the results of transactions they reasonably believe genuine.
The shares and/or uncashed checks of redemptions, dividends, or distributions may be transferred to your state of residence if no activity occurs within your account during an “inactivity period” specified in your state’s laws. The shareowner’s last known address of record determines which state has jurisdiction. Some states, such as Texas, allow shareowners to designate a representative to receive escheatment (transfer) notifications if their account is being transferred to a state government.
The Funds may restrain any account and suspend account services when: a Fund believes that there may exist a dispute between the registered or beneficial account owners; the Funds believe that a transaction may be fraudulent; in cases of abusive or threatening conduct or suspected illegal activity; or if the Funds are unable to verify the identity of the person(s) or entity opening an account or requesting a transaction.
Converting Shares
At no charge, you may convert one class of shares of a Fund directly to another class of shares of the same Fund, subject to the eligibility requirements and the fees and expenses of the share class of the Fund you convert into.

If you purchased shares directly from the Fund, you may initiate this process by writing to or calling the Fund. If you have purchased your shares through an intermediary, you should contact your intermediary to initiate this process. Your ability to conduct a share class conversion through an intermediary will depend on the share classes your intermediary makes available on the platform or program through which you own shares.
In addition, your intermediary may permit or require you to exchange your shares in a Fund into shares of a different class of the Fund if you elect to change the platform or program through which you own shares at the intermediary (e.g., advisory or retail brokerage), depending on the share classes your intermediary makes available on its platforms or platforms. The Fund share class you exchange into may have higher or lower fees than the share class you held. Contact your intermediary for more information.
Conversions will occur at the next available respective net asset values of the share classes. A conversion between share classes of the Fund is not normally a taxable event. You may only convert shares between accounts with identical registrations (i.e., the same names and addresses).
Purchase and Sale of Fund Shares Through Financial Intermediaries
The Funds have authorized financial intermediaries (such as securities brokers or dealers, retirement plan recordkeepers, banks, and trust companies) to receive purchase, redemption, and exchange orders on behalf of the Funds. These authorized intermediaries may designate other intermediaries to receive such orders. A Fund will be deemed to have received a purchase, redemption, or exchange order when an authorized intermediary (or its designee) receives the transaction request in good order.
If you purchase shares through an intermediary, the transfer agent may not have your account information. If so, you must contact your intermediary to perform transactions. Investors should be aware that intermediaries might have policies different than the Funds’ policies regarding purchases, redemptions, or exchanges and these may be in addition to or in place of the Funds’ policies. For more information about these restrictions and policies, please contact your broker, retirement plan administrator, or other intermediary.
Distributions
The Funds intend to distribute their net investment income and net realized capital gains, if any, to their shareowners. Distributions from net capital gains are paid annually, typically by the end of the year. Saturna Sustainable Equity Fund pays income dividends annually, typically by the end of the year. As a result of its investment strategy, Saturna Sustainable Equity Fund may not pay income dividends.
Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time.
Both dividends and capital gains distributions are paid in additional full and fractional shares of the share class owned. At your option, you may receive dividends and/or capital gain distributions greater than $10 in cash. Dividends or capital gains in amounts less than $10 will be reinvested. If you do not indicate any choice on your application, your dividends will be reinvested. You are notified of each dividend and capital gain distribution at the end of the month when paid.
Returned dividend checks and dividend checks that remain uncashed for six months will be automatically reinvested into your account and invested in additional shares of the Fund; future dividends in such accounts will continue to be reinvested until the shareowner is located or the account is closed.
Frequent Trading Policy
The Funds are intended for long-term investment and do not permit rapid trading. The Funds’ Board of Trustees has adopted a Frequent Trading Policy that attempts to identify and limit rapid trading. Rapid trading may lead to higher portfolio turnover, which may negatively affect performance or increase costs, thereby adversely affecting other shareowners
To the extent reasonably practicable, the Funds monitor trading in their shares in an effort to identify trading patterns that appear to indicate frequent purchases and redemptions that might violate the Frequent Trading Policy. If the Funds believe that they have identified a pattern of such trading (whether directly through a Fund, indirectly through an intermediary, or otherwise), they may, in their sole discretion, temporarily or permanently bar future purchases of shares of the Funds (or any other fund managed by the investment adviser) by the account holder, or any accounts under common control (such as those advised by an investment manager or any other type of asset allocator).

In making such a judgment, factors considered may include the size of the trades, the frequency and pattern of trades, the methods used to communicate orders, and other factors considered relevant.
Although this process involves judgments that are inherently subjective, the Funds seek to make decisions that are consistent with the interests of the Funds’ shareowners. The Funds reserve the right to refuse or revoke any purchase order for any reason the Fund, the transfer agent, or a Fund’s investment adviser believes to be contrary to the Frequent Trading Policy.
The Funds often receive orders through financial intermediaries who trade Fund shares through omnibus accounts (i.e., a single account in which the transactions of individual shareowners are combined). When possible, the Funds obtain contractual agreements with intermediaries to enforce the Funds’ redemption policies, and rely on intermediaries to have reasonable procedures in place to detect and prevent market timing of Fund shares. The Funds cannot always identify all intermediaries, or detect or prevent trading that violates the Frequent Trading Policy through intermediaries or omnibus accounts. Some intermediaries trade shares of several funds and cannot always enforce a particular fund’s policies.
Tax Consequences
Dividends and capital gains distributions may be subject to income tax, whether they are paid in cash or reinvested in additional Fund shares, depending on the type of distribution, the type of your account, and your city, state, and country of tax residence. Income dividends paid by the Funds are normally eligible for the “qualified dividend income” tax rate.
An exchange of a Fund’s shares for shares of another fund will be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to income tax.
Shareowners receive quarterly statements. The year-end statement should be retained for tax accounting. As transfer agent, Saturna Capital Corporation keeps each account’s entire investment transaction history and helps shareowners maintain the tax records needed to determine reportable capital gains and losses as well as dividend income.
Each February, the Funds’ transfer agent reports to each shareowner (consolidated by US taxpayer identification number) and to the Internal Revenue Service (“IRS”) the amount of each redemption transaction of the shareowner and the amount of dividends and capital gains distributions he or she received for the preceding calendar year. Capital gains a Fund distributes may be taxed at different rates, depending on the length of time the Fund held its investments on which the gains were realized.
Tax regulations require reporting cost basis information to you and the IRS on Form 1099-B. This information is reported using a cost basis method selected by you or, in the event no cost basis method was selected, our default method (FIFO - First In, First Out). Please note that the cost basis information reported to you may not always be the same as what you report on your tax return, as different rules may apply. You should save your transaction records to make sure the information reported on your tax return is accurate.
To avoid being subject to federal backup withholding tax on dividends and other distributions, you must furnish your correct Social Security or other tax payer identification number when you open an account.
Distributions to shareowners who are not US tax payers may be subject to withholding tax unless an applicable tax treaty provides for a reduced rate or exemption. Capital gains distributions paid by the Funds are not subject to withholding when paid to shareowners who are not US taxpayers.
The Funds place no formal restrictions on portfolio turnover and the Investment Adviser will buy or sell investments per its appraisal of the factors affecting each investment, such as its business, its industry, and the market. The Saturna International Fund historically has had low portfolio turnover, and its portfolio turnover is expected to be lower than that of comparable actively managed equity funds. The portfolio manager seeks to minimize income taxes paid by taxable shareowners, which includes: (1) a “buy and hold” strategy with low portfolio turnover, (2) offsetting capital gains with losses, and (3) selling highest-cost tax-lots first. Thus, the Fund’s portfolio investments may have a higher level of unrealized capital appreciation than if the Fund did not use these strategies. During periods of net redemptions of Fund shares or when market conditions warrant, the portfolio manager may sell these investments, generating a higher level of capital gain distributions than would occur if the Fund had not used these low-turnover strategies.
Distribution Arrangements
The Saturna Funds intend to comply with the concept of Clean Shares as defined by the United States Securities and Exchange Commission. Clean Shares are characterized by a lack of any ongoing distribution expenses, sub-transfer agency, or recordkeeping fees, and that financial intermediaries transact shares solely on an agency basis. When you purchase Clean Shares through a financial intermediary, such as a broker-dealer or financial adviser, you may be charged a transaction fee or commission to purchase the shares.
Shares of the Saturna Sustainable Equity Fund and Saturna International Fund Z Shares are Clean Shares. Saturna International Fund also offers Investor Shares, which have different fees and expenses, and are not Clean Shares.

Saturna International Fund Investor Shares has distribution plans under Rule 12b-1 that allow each Fund to pay distribution and other costs for the sale of Investor Shares and shareowner services. Under the plan, Investor Shares of International Fund pay 0.25% annually of its average daily net assets to the distributor, Saturna Brokerage Services, Inc., a wholly-owned subsidiary of Saturna Capital. Because these costs are paid out of Investor Share net assets on an ongoing basis, over time these costs will increase the cost of your investment and may cost you more than paying other types of sales charges.
Shares may be purchased and sold through intermediaries, such as broker-dealers, financial advisers, and retirement plan administrators, having agreements with the Funds. These intermediaries may require the Adviser/Distributor to the Funds to share revenues to compensate the intermediaries for their services. Any such payments could be characterized as “revenue sharing.” An intermediary’s receipt or expectation of receipt of revenue sharing payments could influence an intermediary’s recommendation of the Funds. You should review your intermediary’s compensation practices for that information. For more information, see the Funds’ Statement of Additional Information.

Appendix D

Financial Highlights
The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five fiscal years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in each Fund’s tables represent the rate that an investor would have earned (or lost) on an investment in that Fund (assuming reinvestment of all dividends and other distributions).
The Target Fund’s financial information for the six months ended May 31, 2025 has not been audited. The Target Fund’s financial statements for this period are included in the Target Fund’s Semi-Annual Report, which you may obtain upon request. The information in the financial highlights with respect to the Target Fund for the fiscal years ended November 30, 2020, 2021, 2022, 2023, and 2024 has been derived from the Target Fund’s financial statements audited by Tait, Weller & Baker, LLP, the Target Fund’s Independent Registered Public Accounting Firm, whose report, along with the Target Fund’s financial statements, is included in the Target Fund’s Annual Report, which you may obtain upon request.
The Acquiring Fund’s financial information for the six months ended May 31, 2025 has not been audited. The Acquiring Fund’s financial statements for this period are included in the Acquiring Fund’s Semi-Annual Report, which you may obtain upon request. The information in the financial highlights with respect to the Acquiring Fund for the fiscal years ended November 30, 2020, 2021, 2022, 2023, and 2024 has been derived from the Acquiring Fund’s financial statements audited by Tait, Weller & Baker, LLP, the Acquiring Fund’s Independent Registered Public Accounting Firm, whose report, along with the Acquiring Fund’s financial statements, is included in the Acquiring Fund’s Annual Report, which you may obtain upon request.

Acquiring Fund – Z Class Shares of Saturna International Fund

Z Class
	Six Months Ended May 31, 2025 (unaudited)	Year Ended November 30, 2024	Year Ended November 30, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020
Net asset value, beginning of period	$22.96	$20.98	$18.15	$23.55	$19.67	$18.55
Income (gain) from investment operations: Net investment incomeA	0.09	0.14	0.13	0.13	0.15	0.15
Net gains (losses) on investments (both realized and unrealized)	1.17	1.96	2.70	(3.59)	3.85	1.67
Total income (loss) from investment operations	1.26	2.10	2.83	(3.46)	4.00	1.82
Less distributions: Dividends from net investment income	(0.02)	(0.12)	–	(0.18)	(0.12)	(0.15)
Distributions from net realized gains	(0.12)	–	–	(1.76)	–	(0.55)
Total distributions	(0.14)	(0.12)	–	(1.94)	(0.12)	(0.70)
Net asset value, end of period	$24.08	$22.96	$20.98	$18.15	$23.55	$19.67
Total returnB	5.53%	10.04%	15.59%	(16.17)%	20.42%	10.09%
Ratios and supplemental data: Net assets, end of period	$30,713	$29,855	$27,157	$23,812	$28,929	$26,921
Ratios to average net assets: Expenses, before creditsC	0.84%	0.73%	0.83%	1.04%	0.72%	0.63%
Expenses, net of creditsC	0.83%	0.72%	0.82%	1.03%	0.71%	0.63%
Net investment income, net of creditsC	0.84%	0.62%	0.66%	0.72%	0.68%	0.87%
Portfolio turnover rateB	7%	19%	16%	33%	22%	16%

ACalculated using average shares outstanding
BNot annualized for period of less than one year
CAnnualized for periods of less than one year

Target Fund – Saturna Sustainable Equity Fund

	Six Months Ended May 31, 2025 (unaudited)	Year Ended November 30, 2024	Year Ended November 30, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020
Net asset value, beginning of period	$19.89	$16.91	$15.49	$18.55	$16.72	$13.58
Income (loss) from investment operations: Net investment income	0.11	0.15	0.17	0.14	0.13	0.10
Net gains (losses) on investments (both realized and unrealized)	0.22	3.01	1.39	(3.08)	1.76	3.11
Total income (loss) from investment operations	$0.33	$3.16	$1.56	$(2.94)	$1.89	$3.21
Less distributions: Dividends from net investment income	(0.16)	(0.18)	(0.14)	(0.12)	(0.06)	(0.07)
Total distributions	$(0.16)	$(0.18)	$(0.14)	$(0.12)	$(0.06)	$(0.07)
Net asset value, end of period	$20.06	$19.89	$16.91	$15.49	$18.55	$16.72
Total returnA	1.70%	18.80%	10.18%	(15.96)%	11.32%	23.74%
Ratios and supplemental data: Net assets, end of period	$22,948	$25,180	$21,317	$19,782	$25,375	$16,834
Ratios to average net assets: Expenses, before reimbursements and creditsB	1.01%	0.91%	0.97%	0.93%	0.85%	0.78%
Expenses, net of reimbursementsB	0.76%	0.76%	0.76%	0.76%	0.76%	0.75%
Expenses, net of custodian fee creditsB	0.75%	0.75%	0.75%	0.75%	0.75%	0.73%
Net investment income, net of reimbursements and creditsB	1.10%	0.81%	1.10%	0.84%	0.71%	0.61%
Portfolio turnover rateA	5%	19%	3%	9%	8%	13%

ANot annualized for period of less than one year
BAnnualized for periods of less than one year

Statement of Additional Information
January 29, 2026
For the Reorganization of
Saturna Sustainable Equity Fund into Saturna International Fund, each a series of Saturna Investment Trust
1300 N. State Street
Bellingham, WA 98225
(360) 594-9900
Acquisition of the assets and assumption of the liabilities of:	By and in exchange for shares of:
Saturna Sustainable Equity Fund	Saturna International Fund
SEEFX	Z Class — SIFZX
This Statement of Additional Information (“SAI”) relates specifically to the reorganization (“Reorganization”) of the Saturna Sustainable Equity Fund (the “Target Fund”) into the Saturna International Fund (the “Acquiring Fund”), each a series of Saturna Investment Trust (“Trust”). The Target Fund and the Acquiring Fund are collectively referred to herein as the “Funds.” Pursuant to the Reorganization, the Target Fund will transfer all of their assets to the Acquiring Fund in exchange solely for shares of beneficial interest in the Acquiring Fund and the Acquiring Fund’s assumption of the Target Fund’s liabilities. The shares of the Acquiring Fund received by the Target Fund will be distributed pro rata by class to the Target Fund’s shareowners of record as of the date of the Reorganization and the Target Fund will be terminated.
This SAI is not a prospectus. A Combined Information Statement and Prospectus dated January 29, 2026 relating to the Reorganization (File No. 333-292205) (the “Information Statement”) may be obtained, without charge, by calling toll-free 1-800-728-8762, sending an email to investorservices@saturna.com or by writing to Saturna Mutual Funds or Saturna Sustainable Mutual Funds at P.O. Box N, Bellingham, WA 98227-0596. These documents are also available at www.saturna.com/resources/literature. This SAI should be read in conjunction with the Information Statement. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as given to them in the Information Statement.

1

Table of Contents
1.	The Statement of Additional Information (“SAI”) for the Target Fund and Acquiring Fund, dated March 31, 2025, as supplemented (File Nos. 033-13247 and 811-05071).

2.	The Annual Report to shareowners of the Target Fund and Acquiring Fund, for the fiscal year ended November 30, 2024.

3.	The Semi-Annual Report to shareowners of the Target Fund and Acquiring Fund, for the fiscal period ended May 31, 2025.

4.	Supplemental Financial Information.

Information Incorporated by Reference
Each of the following documents is incorporated by reference herein and legally forms a part of the SAI:
1.	The Statement of Additional Information (“SAI”) dated January 29, 2026, relating to this Information Statement (File No. 333-292205).

2.	The Statement of Additional Information (“SAI”) for the Target Fund and Acquiring Fund, dated March 31, 2025, as supplemented (File Nos. 033-13247 and 811-05071).

3.	The Annual Report to shareowners of the Target Fund and Acquiring Fund, for the fiscal year ended November 30, 2024.

4.	The Semi-Annual Report to shareowners of the Target Fund and Acquiring Fund, for the fiscal period ended May 31, 2025.

The documents incorporated by reference above include information about other funds in the Trust that is not relevant to the Reorganization. Please disregard that information.

2

Supplemental Financial Information
Tables showing the current fees and expenses of the Acquiring Fund and the Target Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the Reorganization, are included in the “Comparative Fee and Expense Tables” section in the Information Statement. There are no material differences in accounting policies of the Acquiring Fund and the Target Fund.
The Reorganization will result in a material change to the Target Fund’s investment portfolio due to the Acquiring Fund’s non-fundamental investment restriction on US exposure. The percentage of the Saturna Sustainable Equity Fund’s securities that will be sold will be 31%. A Schedule of Investments of the Target Fund as of May 31, 2025 reflecting the anticipated changes to the Target Fund’s portfolio holdings in connection with the Reorganization is included below. Notwithstanding the foregoing, changes may be made to the Target Fund’s portfolios in advance of the Reorganization and/or to the Acquiring Fund’s portfolios following the Reorganization.
As such, the changes required to align the Target Fund’s portfolio with the Acquiring Fund’s portfolio may be more extensive than discussed herein. The Target Fund’s and Acquiring Fund’s most recent publicly available portfolio holdings are on the Funds’ website at www.saturna.com/resources/literature.

3

Acquiring Fund – Z Class Shares of Saturna International Fund
Common Stock - 99.8%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets
Consumer Discretionary
Apparel, Footwear & Accessory Design
Hermes International	510	$447,956	$1,406,090	France	2.0%
Online Marketplace
MercadoLibre	2,480	205,677	6,356,959	Argentina	8.8%
		653,633	7,763,049		10.8%
Consumer Staples
Packaged Food
Danone	15,000	948,276	1,282,238	France	1.8%

Health Care
Health Care Supplies
Alcon	9,955	592,049	855,533	Switzerland	1.2%
Large Pharma
AstraZeneca ADR	11,500	742,970	837,545	United Kingdom	1.1%
Novo Nordisk ADR	49,975	306,246	3,573,212	Denmark	5.0%
Sandoz Group AG	22,000	909,243	1,121,198	Switzerland	1.6%
		1,958,459	5,531,955		7.7%
Medical Equipment
Siemens Healthineers AG	38,250	2,175,905	2,024,124	Germany	2.8%
		4,726,413	8,411,612		11.7%
Industrials
Commercial & Residential Building Equipment & Systems
Assa Abloy AB - B	51,400	1,222,737	1,628,409	Sweden	2.3%
Johnson Controls International	26,450	1,740,360	2,681,236	United States	3.7%
		2,963,097	4,309,645		6.0%

4

Electrical Power Equipment
Eaton	5,590	1,022,982	1,789,918	Ireland	2.5%
Fuji Electric Co. Ltd.	34,400	1,856,015	1,515,300	Japan	2.1%
Schneider Electric SE	8,615	1,651,092	2,173,291	France	3.0%
		4,530,089	5,478,509		7.6%
Fabricated Metal & Hardware
Prysmian S.P.A	19,100	1,250,007	1,228,148	Italy	1.7%
Industrial Automation Controls
ABB Ltd	26,000	1,339,714	1,475,440	Switzerland	2.0%
Industrial Wholesale & Rental
Ferguson Enterprises	14,560	2,584,771	2,654,870	United States	3.7%
Professional Services
Wolters Kluwer	20,124	394,595	3,567,968	Netherlands	5.0%
		13,062,273	18,714,580		26.0%
Materials
Basic & Diversified Chemicals
Linde	3,875	971,054	1,811,872	United Kingdom	2.5%
Cement & Aggregates
CRH PLC	6,900	680,901	629,004	United States	0.9%
Iron
Rio Tinto ADR	25,825	1,394,447	1,534,780	United Kingdom	2.1%
		3,046,402	3,975,656		5.5%
Technology
Application Software
Dassault Systemes ADR	92,115	1,145,376	3,440,495	France	4.8%
NICE Systems ADR	18,120	1,084,368	3,006,652	Israel	4.2%
SAP ADR	11,755	1,724,427	3,560,119	Germany	4.9%
		3,954,171	10,007,266		13.9%

5

Communications Equipment
Fujikura Ltd	42,400	1,780,980	1,962,642	Japan	2.7%
Consumer Electronics
Nintendo	9,250	394,057	752,583	Japan	1.1%
Infrastructure Software
Fortinet Inc.[2]	15,320	1,564,048	1,559,270	United States	2.2%
IT Services
Accenture, Class A	1,635	302,164	518,001	Ireland	0.7%
Experian	33,000	1,053,313	1,645,032	Ireland	2.3%
		1,355,477	2,163,033		3.0%
Semiconductor Devices
Broadcom	20,950	3,333,434	5,071,367	United States	7.1%
Semiconductor Manufacturing
ASML Holding NY	5,245	182,924	3,864,359	Netherlands	5.4%
Taiwan Semiconductor ADR	23,320	2,419,020	4,508,222	Taiwan	6.3%
		2,601,944	8,372,581		11.7%
		14,984,111	29,888,742		41.7%
Utilities
Power Generation
Iberdrola	91,631	941,875	1,679,285	Spain	2.3%

Total investments		$38,362,983	$71,715,162		99.8%
Other assets (net of liabilities)			122,085		0.2%
Total net assets			$71,837,247		100.0%

[1]	Country of domicile
[2]	Non-income producing

ADR:	American Depositary Receipt
PCL:	Public Company Limited

6

Target Fund – Saturna Sustainable Equity Fund
Common Stock - 98.0%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets
Communications
Internet Media & Services
Alphabet, Class A3	1,800	$350,892	$309,132	United States	1.3%

Consumer Discretionary
Automotive Retailers
AutoZone[2,3]	70	256,222	261,313	United States	1.1%
Home Products Stores
Home Depot[3]	1,500	279,738	552,435	United States	2.4%
Specialty Apparel Stores
TJX Companies[3]	5,000	238,192	634,500	United States	2.8%
		774,152	1,448,248		6.3%
Consumer Staples
Mass Merchants
Dollarama Inc	2,400	249,901	308,667	Canada	1.3%
Packaged Food
Danone ADR	31,200	422,529	532,584	France	2.3%
Personal Care Products
L'Oreal ADR	5,400	297,824	456,192	France	2.0%
Unilever ADR	8,800	466,958	561,792	United Kingdom	2.5%
		764,782	1,017,984		4.5%
		1,437,212	1,859,235		8.1%
Financials
Life Insurance
Aviva ADR	45,600	416,983	772,008	United Kingdom	3.4%
Other Financial Services
Fiserv[2,3]	900	203,895	146,511	United States	0.6%
Mastercard, Class A	860	171,375	503,616	United States	2.2%
		375,270	650,127		2.8%

7

P&C Insurance
Chubb[3]	2,000	287,787	594,400	Switzerland	2.6%
		1,080,040	2,016,535		8.8%
Health Care
Large Pharma
Eli Lilly[3]	900	514,269	663,903	United States	2.9%
GlaxoSmithKline ADR	9,200	369,834	377,476	United Kingdom	1.6%
Novo Nordisk ADR	10,200	324,489	729,300	Denmark	3.2%
		1,208,592	1,770,679		7.7%
Industrials
Commercial & Residential Building Equipment & Systems
Assa Abloy ADR	44,500	515,234	703,990	Sweden	3.1%
Diversified Industrials
Siemens ADR	5,300	361,107	641,088	Germany	2.8%
Electrical Components
TE Connectivity Ltd.	3,200	356,052	512,224	Ireland	2.2%
Electrical Power Equipment
Fuji Electric Co. Ltd.	8,500	510,462	374,420	Japan	1.6%
Schneider Electric ADR	17,100	420,097	857,565	France	3.7%
		930,559	1,231,985		5.3%
Fabricated Metal & Hardware
Prysmian S.P.A	4,000	259,828	257,204	Italy	1.1%
Industrial Wholesale & Rental
Ferguson Enterprises	2,500	413,249	455,850	United States	2.0%
Professional Services
Wolters Kluwer	5,022	376,238	890,396	Netherlands	3.9%
Rail Freight
Canadian Pacific Kansas City	3,200	248,512	261,280	Canada	1.2%
		3,460,779	4,954,017		21.6%

8

Materials
Agricultural Chemicals
Corteva[3]	3,000	180,769	212,400	United States	0.9%
Basic & Diversified Chemicals
Linde	500	223,806	233,790	United Kingdom	1.0%
Specialty Chemicals
Ecolab[3]	1,500	237,915	398,430	United States	1.8%
		642,490	844,620		3.7%
Technology
Application Software
Adobe[2,3]	1,000	108,410	415,090	United States	1.8%
Dassault Systemes ADR	9,100	194,033	339,885	France	1.5%
		302,443	754,975		3.3%
Communications Equipment
Apple[3]	3,028	83,313	608,174	United States	2.7%
Consumer Electronics
Nintendo ADR	32,725	338,560	668,899	Japan	2.9%
Sony ADR	20,000	261,557	527,600	Japan	2.3%
		600,117	1,196,499		5.2%
Electronics Components
Murata Manufacturing	12,000	203,199	173,623	Japan	0.8%
Infrastructure Software
Microsoft[3]	1,438	62,724	661,998	United States	2.9%
ServiceNow[2,3]	650	392,951	657,208	United States	2.8%
		455,675	1,319,206		5.7%
IT Services
Accenture, Class A	1,600	275,166	506,912	Ireland	2.2%
CGI Group, Class A	4,000	275,774	430,007	Canada	1.9%
		550,940	936,919		4.1%
Semiconductor Devices
Broadcom	2,500	430,000	605,175	United States	2.6%
Nvidia	10,000	479,045	1,351,300	United States	5.9%
NXP Semiconductors	1,960	215,841	374,615	Netherlands	1.6%
		1,124,886	2,331,090		10.1%

9

Semiconductor Manufacturing
ASML Holding NY	700	523,104	515,739	Netherlands	2.2%
Taiwan Semiconductor ADR	5,325	406,030	1,029,429	Taiwan	4.5%
		929,134	1,545,168		6.7%
		4,249,707	8,865,654		38.6%
Utilities
Integrated Electric Utilities
NextEra Energy[3]	6,100	466,374	430,904	United States	1.9%

Total investments		$13,670,238	$22,499,024		98.0%
Other assets (net of liabilities)			449,310		2.0%
Total net assets			$22,948,334		100.0%

[1]	Country of domicile
[2]	Non-income producing
[3]	Security expected to be disposed of assuming the Reorganization occurred on March 20, 2025

ADR:	American Depositary Receipt

10